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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Haynes International, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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January 24, 2020

Dear Stockholders of Haynes International, Inc.:

        You are cordially invited to attend the Annual Meeting of Stockholders of Haynes International, Inc. ("Haynes") to be held Tuesday, February 25, 2020 at 10:00 a.m. (EST) at Conrad Indianapolis, 50 W. Washington Street, Indianapolis, Indiana 46204.

        The business to be discussed and voted upon by the stockholders at the annual meeting is described in the accompanying Notice of Annual Meeting and Proxy Statement.

        We hope you are able to attend the annual meeting personally, and we look forward to meeting with you. Whether or not you attend, it is important that your stock be represented and voted at the meeting. I urge you to please complete, date and return the proxy card in the enclosed envelope. The vote of each stockholder is very important. You may revoke your proxy at any time before it is voted at the annual meeting by giving written notice to the Corporate Secretary of Haynes, by filing a properly executed proxy bearing a later date or by attending the annual meeting and voting in person.

        On behalf of the Board of Directors and management of Haynes, I thank you for your continued support.

Sincerely,
Haynes International, Inc.

Michael L. Shor
President and Chief Executive Officer

HAYNES INTERNATIONAL, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 25, 2020

Stockholders of Haynes International, Inc.:

        The Annual Meeting of Stockholders of Haynes International, Inc. ("Haynes") will be held at the Conrad Indianapolis, 50 West Washington St., Indianapolis, Indiana 46204 on Tuesday, February 25, 2020 at 10:00 a.m. (EST) for the following purposes:

  1.
  To elect Donald C. Campion as a director of Haynes to serve for a one-year term;

  2.
  To elect Robert H. Getz as a director of Haynes to serve for a one-year term;

  3.
  To elect Dawne S. Hickton as a director of Haynes to serve for a one-year term;

  4.
  To elect Michael L. Shor as a director of Haynes to serve for a one-year term;

  5.
  To elect Larry O. Spencer as a director of Haynes to serve for a one-year term;

  6.
  To elect William P. Wall as a director of Haynes to serve for a one-year term;

  7.
  To ratify the appointment of Deloitte & Touche LLP as Haynes' independent registered public accounting firm for the fiscal year ending September 30, 2020;

  8.
  To hold a vote on the Haynes International, Inc. 2020 Incentive Compensation Plan;

  9.
  To hold an advisory vote on executive compensation; and

  10.
  To transact such other business as may properly come before the meeting.

        Only stockholders of record at the close of business on January 10, 2020 are entitled to notice of, and to vote at, the annual meeting.

        YOUR VOTE IS IMPORTANT. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY. A RETURN ENVELOPE IS PROVIDED FOR THIS PURPOSE.

By Order of the Board of Directors,

Janice W. Gunst
Corporate Secretary

January 24, 2020
Kokomo, Indiana

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on February 25, 2020: This Notice of Annual Meeting and Proxy Statement and the Company's Fiscal 2019 Annual Report are available in the "Investor Relations" section of the Company's website at www.haynesintl.com

HAYNES INTERNATIONAL, INC. PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 25, 2020

GENERAL INFORMATION

        This proxy statement is furnished in connection with the solicitation by the Board of Directors of Haynes International, Inc. ("Haynes" or the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held at 10:00 a.m. (EST) on Tuesday, February 25, 2020, and at any adjournment thereof. The meeting will be held at the Conrad Indianapolis, 50 W. Washington St., Indianapolis, Indiana 46204. This proxy statement and the accompanying form of proxy were first mailed to stockholders of the Company on or about January 24, 2020.

        A stockholder signing and returning the enclosed proxy may revoke it at any time before it is exercised by delivering written notice to the Corporate Secretary of Haynes, by filing a properly executed proxy bearing a later date or by attending the annual meeting and voting in person. The signing of a proxy does not preclude a stockholder from attending the annual meeting in person. All proxies returned prior to the annual meeting, and not revoked, will be voted in accordance with the instructions contained therein. Any executed proxy not specifying to the contrary will be voted as follows:

  (1)
  FOR the election of Donald C. Campion;

  (2)
  FOR the election of Robert H. Getz;

  (3)
  FOR the election of Dawne S. Hickton;

  (4)
  FOR the election of Michael L. Shor;

  (5)
  FOR the election of Larry O. Spencer;

  (6)
  FOR the election of William P. Wall;

  (7)
  FOR ratification of the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for its fiscal year ending September 30, 2020;

  (8)
  FOR the approval of the Haynes International, Inc. 2020 Incentive Compensation Plan;

  (9)
  FOR the compensation of the Named Executive Officers described herein, in a non-binding, advisory capacity; and

  (10)
  IN the discretion of the proxy holders upon such other business as may properly come before the annual meeting.

        The vote with respect to approval of the compensation of the Company's Named Executive Officers is advisory in nature and will not be binding on the Company or the Board of Directors. Stockholders may also choose to abstain from voting on such matters.

        As of the close of business on January 10, 2020, the record date for the annual meeting, there were outstanding and entitled to vote 12,556,255 shares of common stock of Haynes. Each outstanding share of common stock is entitled to one vote on each matter properly brought before the annual meeting and can be voted only if the record owner of that share, determined as of the record date, is present in person or represented by a properly completed proxy at the annual meeting. For beneficial owners who are not record holders, the brokers, banks or nominees holding shares for beneficial owners must vote those shares as instructed. If the broker, bank or nominee has not received instructions from the beneficial owner, the broker, bank or nominee generally has discretionary voting power only with respect to matters that are considered routine matters. If you are not the record holder of your shares and want to attend the meeting and vote in person, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspector of election with your ballot when you vote at the meeting. Haynes has no other voting securities outstanding. Stockholders do not have cumulative voting rights. All stockholders of record as of January 10, 2020 are entitled to notice of and to vote at the annual meeting.

        A quorum will be present if holders of a majority of the outstanding shares of common stock are present, in person or by proxy, at the annual meeting. Shares registered in the names of brokers or other "street name" nominees for which proxies are voted on some, but not all, matters will be considered to be present at the annual meeting for quorum purposes, but will be voted only as to those matters as to which a vote is indicated, and will not be voted as to the matters with respect to which no vote is indicated (commonly referred to as "broker non-votes"). If a quorum is present, the nominees for director will be elected by a majority of the votes cast. Abstentions and broker non-votes are treated as votes not cast and will have no effect on the election of directors. The affirmative vote of the majority of the shares present and entitled to vote on the matter is required for adoption of the proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm, approval of the compensation of the Company's Named Executive Officers and approval of the Haynes International, Inc. 2020 Incentive Compensation Plan. Accordingly, abstentions applicable to shares represented at the meeting will have the same effect as votes against these proposals. Broker non-votes will have no effect on the outcome of the advisory proposals with respect to the approval of the Haynes International, Inc. 2020 Incentive Compensation Plan, advisory votes with respect to the compensation of the Company's Named Executive Officers because those are non-routine matters for which brokers, banks or other nominees may not vote absent instructions, but will have the same effect as votes against the proposal to ratify the appointment of Deloitte & Touche LLP because this proposal is a routine matter for which brokers, banks or other nominees have discretionary voting power. With respect to any other proposals which may properly come before the annual meeting, proposals will be approved upon the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on such matters at the annual meeting.

        A copy of the Haynes International, Inc. Fiscal Year 2019 Annual Report on Form 10-K, including audited financial statements and a description of operations for the fiscal year ended September 30, 2019, accompanies this proxy statement. The financial statements contained in the Form 10-K are not incorporated by reference in this proxy statement, but they do contain important information regarding Haynes.

        This solicitation of proxies is being made by Haynes, and all expenses in connection with this solicitation of proxies will be borne by Haynes. Haynes expects to solicit proxies primarily by mail, but directors, officers and other employees of Haynes may also solicit proxies electronically, in person or by telephone.

PROPOSALS FOR 2021 ANNUAL MEETING

        Stockholders desiring to submit proposals to be included in the Proxy Statement for the 2021 Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), will be required to submit them to the Company in writing on or before September 26, 2020, provided that if the date of the 2021 Annual Meeting is more than 30 days from the anniversary of the 2020 Annual Meeting, then the deadline would be a reasonable time before

Haynes begins to print and send its proxy materials. Any such stockholder proposal must also be proper in form and substance, as determined in accordance with the Exchange Act and the rules and regulations promulgated thereunder.

        Stockholder proposals other than those to be included in the proxy statement for the 2021 Annual Meeting of Stockholders, pursuant to Rule 14a-8 must be submitted in writing to the Corporate Secretary of Haynes and received on or before November 27, 2020 and not earlier than October 28, 2020, provided however, that in the event that the 2021Annual Meeting of Stockholders is called for a date that is not within twenty-five (25) days before or after the anniversary date of the 2020 Annual Meeting of Stockholders, notice by the stockholder in order to be timely must be submitted and received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the 2021 Annual Meeting of Stockholders was mailed or public disclosure of the date of the 2021 Annual Meeting is made, whichever first occurs. In addition, any such stockholder proposal must be in proper written form. To be in proper written form, a stockholder proposal (i) other than with respect to director nominations must set forth as to each matter the stockholder proposes to bring before the 2021 Annual Meeting of Stockholders (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and record address of the stockholder, (c) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the stockholder, (d) a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with the proposal of such business by the stockholder and any material interest of the stockholder in such business and (e) a representation that the stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting and (ii) with respect to director nominations must set forth the information described under the heading "Governance Committee and Director Nominations" herein.

        The mailing address of the principal executive offices of Haynes is 1020 West Park Avenue, P.O. Box 9013, Kokomo, Indiana 46904-9013.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        Listed below are the only individuals and entities known by the Company to beneficially own more than 5% of the outstanding common stock of the Company as of January 10, 2020 (assuming that their holdings have not changed from such other date as may be shown below):

Name	Number	Percent(1)
BlackRock, Inc.(2)	1,881,736	15.0%
T. Rowe Price Associates, Inc.(3)	1,444,316	11.5%
The Vanguard Group(4)	1,257,166	10.4%
Royce & Associates, LLC(5)	1,141,502	9.1%
Dimensional Fund Advisors LP(6)	1,054,319	8.4%

(1)
The percentage is calculated on the basis of 12,556,255 shares of common stock outstanding as of January 10, 2020.

(2)
The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10022. Based solely on Schedule 13G/A, filed December 31, 2018 with the Securities and Exchange Commission. Represents sole voting power over 1,836,047 shares and sole dispositive power over 1,881,736 shares.

(3)
The address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, 10th floor, Baltimore, Maryland 21202. Based solely on Schedule 13G, filed December 31, 2018 with the Securities and

  Exchange Commission. Represents sole voting power over 251,222 shares and sole dispositive power over 1,444,316 shares.

(4)
The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. Based solely on Schedule 13G, filed September 30, 2019 with the Securities and Exchange Commission. Represents sole voting power over 11,172 shares, shared voting power over 1,182 shares, sole dispositive power over 1,245,512 shares and shared dispositive power over 11,654 shares.

(5)
The address of Royce & Associates, LLC is 745 Fifth Avenue, New York, New York 10151. Based solely on Schedule 13G, filed January 14, 2019 with the Securities and Exchange Commission. Represents sole voting power over 1,141,502 shares and sole dispositive power over 1,137,816 shares.

(6)
The address of Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, Texas 78746. Based solely on Schedule 13G, filed December 31, 2018 with the Securities and Exchange Commission. Represents sole voting power over 1,010,852 shares and sole dispositive power over 1,054,319 shares.

SECURITY OWNERSHIP OF MANAGEMENT

        The following table shows the ownership of shares of the Company's common stock as of January 10, 2020 (except as described in any associated footnote), by each director, the Chief Executive Officer, the Chief Financial Officer and the other three most highly compensated officers during fiscal year 2019 (the "Named Executive Officers") and the directors and all executive officers as a group. Except as noted below, the directors and executive officers have sole voting and investment power over these shares of common stock. The business address of each person indicated is c/o Haynes International, Inc., 1020 West Park Avenue, P.O. Box 9013, Kokomo, Indiana 46904-9013.

Name	Number	Percent(1)	Deferred Restricted Stock
Michael L. Shor(2)	57,383	*	2,650
John C. Corey(3)	24,746	*	5,150
Donald C. Campion(3)	17,202	*	5,150
Robert H. Getz(3)	18,263	*	5,150
Dawne S. Hickton(4)	2,000	*	8,097
Larry O. Spencer	0	*	—
William P. Wall(5)	11,105	*	7,447
Marlin C. Losch III(6)	51,204	*	—
Daniel W. Maudlin(7)	47,737	*	—
David L. Strobel(8)	8,503	*	—
Venkat R. Ishwar(9)	46,310	*	—
All directors and executive officers as a group (15 persons)(10)	397,731	3.12%	33,644

*
Represents beneficial ownership of less than one percent of the outstanding common stock.

(1)
The percentages are calculated on the basis of 12,556,255 shares of common stock outstanding as of January 10, 2020, plus the number of shares that such person or group has the right to acquire beneficial ownership of within sixty days of January 10, 2020, including applicable shares underlying stock options held by such person or group which may be exercised within sixty days of January 10, 2020.

(2)
Shares of common stock beneficially owned by Mr. Shor include 18,296 shares of time-vesting restricted stock subject to forfeiture all of which Mr. Shor has the right to vote, 24,717 shares underlying stock options which may be exercised within sixty days of January 10, 2020 and 14,370 shares owned with no restrictions. Excluded from this amount are 2,650 shares of restricted stock the receipt of which has been deferred to a future year as elected by the participant.

(3)
Excluded from this amount are 5,150 shares of restricted stock the receipt of which has been deferred to a future year as elected by the participant.

(4)
Excluded from this amount are 8,097 shares of restricted stock the receipt of which has been deferred to a future year as elected by the participant.

(5)
Excluded from this amount are 7,447 shares of restricted stock the receipt of which has been deferred to a future year as elected by the participant

(6)
Shares of common stock beneficially owned by Mr. Losch include 6,087 shares of time-vesting restricted stock subject to forfeiture, all of which Mr. Losch has the right to vote, 34,974 shares underlying stock options which may be exercised within sixty days of January 10, 2020 and 10,143 shares owned with no restrictions.

(7)
Shares of common stock beneficially owned by Mr. Maudlin include 8,073 shares of time-vesting restricted stock subject to forfeiture, all of which Mr. Maudlin has the right to vote, 34,841 shares underlying stock options which may be exercised within sixty days of January 10, 2020 and 4,523 shares owned with no restrictions.

(8)
Shares of common stock beneficially owned by Mr. Strobel include 4,784 shares of time-vesting restricted stock subject to forfeiture, all of which Mr. Strobel has the right to vote, and 3,719 shares underlying stock options which may be exercised within sixty days of January 10, 2020.

(9)
Shares of common stock beneficially owned by Dr. Ishwar include 6,312 shares of time-vesting restricted stock subject to forfeiture, all of which Mr. Ishwar has the right to vote, 35,463 shares underlying stock options which may be exercised within sixty days of January 10, 2020 and 4,535 shares owned with no restrictions.

(10)
Includes 207,260 shares underlying stock options that may be exercised within sixty days of January 10, 2020 and 71,658 shares of restricted stock.

PROPOSALS TO BE VOTED UPON

1 through 6. ELECTION OF DIRECTORS

        The Amended and Restated By-Laws of the Company provide that the number of directors constituting the whole board shall be fixed from time to time by resolutions of the Board of Directors, but shall not be less than three nor more than nine directors. By resolution, the Board of Directors has fixed the number of directors at seven, which will be decreased to six following the Annual Meeting. The terms of all incumbent directors will expire at the annual meeting. Directors elected at the annual meeting will serve for a term ending at the 2021 annual meeting of stockholders and until their respective successors are elected and qualified.

Nominees

        Upon the unanimous recommendation of the Corporate Governance and Nominating Committee (the "Governance Committee"), the Board of Directors has nominated five directors who served in fiscal 2019 for election at the annual meeting. Mr. Corey will retire from his position as a director of the Company at the annual meeting. Mr. Spencer was appointed to the Board effective January 1, 2020 and is also being nominated for fiscal 2020 upon the unanimous recommendation of the Governance Committee. The Board of Directors believes that all of its nominees will be available for re-election at the annual meeting and will serve if re-elected. The directors nominated for election (the "Nominated Directors") are:

Name	Age on 12/31/19	Current Position	Served as Director Since
Robert H. Getz	57	Chairman of the Board; Director	2006
Donald C. Campion	71	Director	2004
Dawne S. Hickton	62	Director	2017
Michael L. Shor	60	President and Chief Executive Officer; Director	2012
Larry O. Spencer	66	Director	2020
William P. Wall	57	Director	2004

        The Board of Directors recommends that stockholders vote FOR the election of all of the Nominated Directors. Unless authority to vote for any Nominated Director is withheld, the accompanying proxy will be voted FOR the election of all the Nominated Directors. However, the persons designated as proxies reserve the right to cast votes for another person designated by the Board of Directors in the event that any Nominated Director becomes unable to, or for any reason will not, serve. If a quorum is present, those nominees receiving a majority of the votes cast will be elected to the Board of Directors.

Business Experience of Nominated Directors

        Robert H. Getz has been a director since March 31, 2006. Mr. Getz serves as Chairman of the Board and as a member of the Corporate Governance and Nominating Committee. Mr. Getz is Managing Partner and Founder of Pecksland Capital Partners, a private investment firm. Prior to 2016, Mr. Getz served as a Managing Director and Partner of Cornerstone Equity Investors, LLC, a private equity investment firm which he co-founded in 1996. Prior to the formation of Cornerstone, Mr. Getz served as a Managing Director and Partner of Prudential Equity Investors and Prudential Venture Capital. Mr. Getz has invested in and served on the boards of several public and private technology, manufacturing and metals and mining companies. Mr. Getz currently serves on the Board of Directors of Ero Copper (TSX:ERO.TO), where he serves as Chairman of the Compensation Committee and a member of the Governance Committee. He also serves on the board of Techtronic Industries (HKG:0669.HK), a leading developer and manufacturer of power tools. Mr. Getz formerly served as a Director of Jaguar Mining until 2019. He also served as a Director of NewMarket Gold Inc. until 2016 and as Chairman of Crocodile Gold Corp until its merger with NewMarket in 2015. The board believes that Mr. Getz's experience as an investor and extensive record as a director of other public and private companies, as well as his wide variety of operating experience, enables him to lead the board with his valuable perspective on a variety of strategic issues.

        Donald C. Campion has been a director since August 31, 2004. Mr. Campion also serves as the Chairman of the Audit Committee and as a member of the Compensation Committee of the Board. Mr. Campion has also served on several company boards, both public and private. He currently serves on the board of MasterCraft Boat Holdings, Inc. (NASDAQ: MCFT), a public company, where he is Chairman of the Audit Committee and is a member of the Compensation Committee. From 2013 through 2014, Mr. Campion was a member of the board of directors of Cash Store Financial, Inc., a publicly traded company with shares listed on the Toronto Stock Exchange and the New York Stock Exchange. Mr. Campion previously served as Chief Financial Officer of several companies, including VeriFone, Inc., Special Devices, Inc., Cambridge, Inc., Oxford Automotive, Inc. and Delco Electronics Corporation. The Board believes Mr. Campion's substantial tax and accounting experience built through his career in finance at several significant corporations, his work in engineering and lean manufacturing and his experience serving as a director of other companies make him well qualified to serve as a director. Mr. Campion's tax and accounting acumen also qualify him as the Company's Audit Committee financial expert.

        Dawne S. Hickton has been a director since July 1, 2017. Ms. Hickton also serves as Chairperson of the Corporate Governance and Nominating Committee and a member of the Audit Committee of the Board. Ms. Hickton is an Executive Vice President and Chief Operating Officer of Jacobs, Critical Missions Solutions line of business (NYSE:J). Serving now in an advisory role, Ms. Hickton is a Founding Partner of Cumberland Highstreet Partners, Inc., an executive strategic consulting firm for manufacturing businesses. Ms. Hickton previously served as Vice Chairman, President and Chief Executive Officer of RTI International Metals, Inc. from 2007 until its sale to Alcoa Corporation in 2015. She is currently Chair of the board of the Federal Reserve Bank of Cleveland. In addition, she serves on the University of Pittsburgh board of trustees and the board of the Smithsonian National Air & Space Museum. The Board believes that Ms. Hickton's leadership experience in specialty metals as well as her knowledge of Haynes' key markets are benefits to Haynes.

        Michael L. Shor served as the Company's interim President and Chief Executive Officer from May 29, 2018 through August 31, 2018 and was elected as the Company's President and Chief Executive Officer effective September 1, 2018. Mr. Shor has been a director since August 1, 2012, and served as Chairman of the Board from February 2017 through August 2018. Mr. Shor retired as Executive Vice President—Advanced Metals Operations & Premium Alloys Operations of Carpenter Technology Corporation on July 1, 2011 after a thirty-year career with Carpenter Technology. At Carpenter, Mr. Shor held managerial positions in technology, marketing and operations before assuming full responsibility for the performance of Carpenter's operating divisions. From November 30, 2016 through February 1, 2018, Mr. Shor was a member of the board of AG&E Holdings Inc. (OTC-QB: AGNU), a leading parts distributor and service provider to the casino and gaming industry. The Board believes Mr. Shor's extensive management experience, and specific specialty materials experience, provides valuable insight to lead the Company in its strategic direction, operational excellence and growth initiatives.

        Larry O. Spencer, General, USAF (Ret.) has served as a director since January 1, 2020 and serves as a member of the Audit Committee and Compensation Committee. Mr. Spencer served until March 1, 2019 as President of the United States Air Force Association, a position he held since his retirement as a four-star general in 2015 after serving 44 years with the United States Air Force. Mr. Spencer held positions of increasing responsibility with the Air Force, which included Vice Chief of Staff, the second highest-ranking military member in the Air Force. Mr. Spencer served as Vice Commander of the Oklahoma City Logistics Center where he led repair and overhaul operations for a myriad of Air Force aircraft and engines. Mr. Spencer was also the first Air Force officer to serve as the Assistant Chief of Staff in the White House Military Office, and he served as Chief Financial Officer and Director of Mission Support at a major command. Mr. Spencer has also been a board director of the Whirlpool Corporation since August 2016 and of Triumph Group, Inc. since February 2018. The Board believes it benefits from Mr. Spencer's experiences as a leader of large, complex organizations and global business operations and logistics and his knowledge of aerospace and insights into defense and government affairs.

        William P. Wall has been a director since August 31, 2004. Mr. Wall also serves as the Chairman of Compensation Committee and as a member of the Audit and Corporate Governance and Nominating Committees of the Board. Mr. Wall is a managing member of OQ Partners, LLC, a private investment and advisory firm headquartered in Lexington, Massachusetts, Mr. Wall is a member of the Board of Directors of STAAR Surgical, Inc. (NASDAQ: STAA), where he serves as Chairman of the Nominating and Governance Committee and a member of the Compensation Committee and Audit Committee. Mr. Wall was also a member of the Board of Directors of Front Yard Residential Corporation (NYSE: RESI), where he served as Chairman of the Audit Committee, Chairman of the Nominating and Governance Committee and a member of the Compensation Committee from March 2016 until March

2018. From February 2006 until June 2015, Mr. Wall served as general counsel of Abrams Capital Management, LLC, a value-oriented investment firm headquartered in Boston. Prior to joining Abrams Capital, Mr. Wall was a partner at a hedge fund for two years and was employed with Fidelity Investments for seven years, concluding as a Managing Director in its private investment group. The Board believes, in addition to his experience as an attorney, Mr. Wall provides financing and investment analysis experience as a result of his career in the investment management industry. Mr. Wall's leadership, investment and corporate governance experience enable him to advise the Company on its strategic direction, allocation of capital and management development.

        The Board of Directors unanimously recommends that stockholders vote FOR the election of each of the nominated directors.

Corporate Governance

Board Committee Structure

        The Board of Directors had four standing committees at the beginning of fiscal 2019: (i) an Audit Committee; (ii) a Compensation Committee; (iii) a Corporate Governance and Nominating Committee; and (iv) a Risk Committee. The Risk Committee was dissolved in December 2018 and its functions spread among the full Board, other Board committees and management, as appropriate. In reviewing its overall governance and committee structure and costs, the Board determined that the cost of the Risk Committee was not a necessary expense given the ability of the full Board, other committees of the Board and management to handle the committee's responsibilities. The dissolution of the Risk Committee is an example of the Board's efforts to effectively manage governance expense. The responsibilities of the Risk Committee have been appropriately allocated among the other committees with active participation by management, including the CEO.

        The Audit Committee is currently composed of five members, Messrs. Campion (who chairs the Committee), Corey, Spencer and Wall and Ms. Hickton, all of whom are independent under the definitions and interpretations of NASDAQ. The size of the Audit Committee will be reduced to four members following Mr. Corey's retirement at the time of the Annual Meeting. Under the Audit Committee Charter, adopted by the Board of Directors and available in the investor relations section of the Company's website at www.haynesintl.com, the Audit Committee is primarily responsible for, among other matters:

  •
  Appointment, retention, termination and oversight, including the approval of compensation, of the Company's independent auditors;

  •
  Pre-approving audit and non-audit services by the independent auditors;

  •
  Reviewing the audit plan and the estimated fees;

  •
  Reviewing and recommending approval to the full Board of securities disclosures and earnings press releases;

  •
  Evaluating and making recommendations to the Board concerning the financial structure and financing strategy of the Company;

  •
  Managing significant risks and exposures (including cybersecurity risks relating to financial reporting) and policies with respect to risk assessment and risk management relating to financial reporting;

  •
  Reviewing operational and accounting internal controls, including any special procedures adopted in response to the discovery of material control deficiencies;

  •
  Reviewing the action taken by management on the internal auditors' and independent auditors' recommendations;

  •
  Reviewing and approving the appointment, reassignment and replacement of the senior internal audit executive;

  •
  Reviewing the qualifications, performance and independence of the independent auditors;

  •
  Reviewing the Company's Code of Business Conduct and Ethics;

  •
  Reviewing and approving the existence and terms of any transactions between the Company and any related party; and

  •
  Performing such additional activities, and considering such other matters, within the scope of its responsibilities, as the Audit Committee or the Board deems necessary or appropriate.

        The Compensation Committee is currently composed of four members, Messrs. Wall (who chairs the Committee), Campion, Corey and Spencer, all of whom are independent under the definitions and interpretations of NASDAQ. The size of the Compensation Committee will be reduced to three members following Mr. Corey's retirement at the time of the Annual Meeting. Under the Compensation Committee Charter, adopted by the Board of Directors and available in the investor relations section of the Company's website at www.haynesintl.com, the Compensation Committee is primarily responsible for, among other matters:

  •
  Establishing the Company's philosophy and policies regarding executive and director compensation, and overseeing the development and implementation of executive and director compensation programs;

  •
  Setting the CEO's compensation level and performance goals and approving awards for the CEO under incentive compensation plans based on the performance evaluation conducted by the Board;

  •
  Reviewing and approving the individual elements of total compensation for the executive management of the Company;

  •
  Reviewing and approving revisions to the Company's executive officer salary range structure and annual salary increase guidelines;

  •
  Assuring that the Company's executive incentive compensation program is administered in a manner consistent with the Committee's compensation philosophy and policies as to participation, target annual incentive awards, corporate financial goals and actual awards paid to executive officers;

  •
  Reviewing the Company's employee benefit programs and approving changes, subject, where appropriate, to stockholder or Board approval;

  •
  Overseeing regulatory compliance with respect to compensation matters;

  •
  Reviewing performance of executive officers other than the CEO and overseeing succession planning;

  •
  Overseeing and making recommendations to the Board with respect to the Company's incentive compensation plans and equity-based plans;

  •
  Preparing and issuing compensation evaluations and reports; and

  •
  Performing other duties or responsibilities expressly delegated by the Board from time to time relating to the Company's executive compensation programs.

        The Corporate Governance and Nominating Committee is currently composed of three members, Ms. Hickton (who chairs the Committee) and Messrs. Getz and Wall, all of whom are independent under the definitions and interpretations of NASDAQ. Under the Governance Committee Charter, adopted by the Board of Directors and available in the investor relations section of the Company's website at www.haynesintl.com, the Governance Committee is responsible for overseeing the performance and composition of the Board of Directors to ensure effective governance. The Governance Committee identifies and recommends the nomination of qualified directors to the Board of Directors as well as develops and recommends governance principles for the Company. The Governance Committee is primarily responsible for, among other things:

  •
  Overseeing the search for qualified individuals to serve on the Board;

  •
  Recommending to the Board those director nominees who, in the Committee's opinion, the full Board should recommend for stockholder approval at the annual meeting or for election at such other times when vacancies exist or qualified candidates are identified and available;

  •
  Assisting the Board in evaluating the continued suitability and effectiveness of incumbent director candidates, both individually and as a group;

  •
  Overseeing the administration of the Board, including reviewing and recommending the appointment of directors to committees of the Board and monitoring and reviewing the functions of the committees;

  •
  Developing, approving and reviewing the Company's Corporate Governance Guidelines;

  •
  Recommending the organization and structure of the Board;

  •
  Overseeing and reviewing annually the structure and effectiveness of the Board's committee system; and

  •
  Performing any other duties assigned to it by the Board.

        The Risk Committee was dissolved in December 2018 and its functions spread among the full Board, other Board committees and management, as appropriate. During the relevant portion of fiscal 2019, the Risk Committee was composed of three members, Messrs. Corey (who chaired the Committee) and Campion and Ms. Hickton, all of whom are independent under the definitions and interpretations of NASDAQ. Under the Risk Committee charter, adopted by the Board of Directors and available in the investor relations section of the Company's website at www.haynesintl.com, the Risk Committee was primarily responsible for, among other matters:

  •
  Reviewing and approving the Company's risk governance framework;

  •
  Setting the tone and developing a culture within the Company regarding risk;

  •
  Reviewing the strategic and operating risks identified by management, designating some or all of those risks to be subject to the Committee's oversight;

  •
  Reviewing periodic reports from management on the metrics used to measure, monitor and manage risks;

  •
  Reviewing the independence, authority and effectiveness of the risk management function, including staffing levels and qualifications;

  •
  Approving the appointment of the CEO's designated Risk Officer; and

  •
  Attending to other matters as the Chair or other members of the Committee determine relevant to the Committee's oversight of strategic and operating risk assessment and management.

Meetings of the Board of Directors and Committees

        The Board of Directors held fourteen meetings during the fiscal year ended September 30, 2019. During fiscal 2019, no member of the Board of Directors attended fewer than 75% of the aggregate of meetings of the Board of Directors and meetings of any committee of the Board of Directors of which he or she was a member during his or her tenure as a director. Scheduled meetings are supplemented by frequent informal exchanges of information and, on occasion, actions taken by unanimous written consent without meetings. All of the members of the Board of Directors are encouraged and expected to attend Haynes' annual meetings of stockholders. All of the members of the Board of Directors attended Haynes' 2019 annual meeting in person. The following chart shows the number of meetings in fiscal 2019 of each of the standing committees of the Board of Directors at which a quorum was present:

Committee	Meetings in Fiscal 2019
Audit Committee	8
Compensation Committee	8
Corporate Governance and Nominating Committee	6
Risk Committee	1

Meetings of Non-Management Directors

        Consistent with NASDAQ governance requirements, the non-management members of the Board of Directors meet in an executive session at least twice per year, and usually in connection with every regularly-scheduled in-person board meeting, to: (a) review the performance of the management team; (b) discuss their views on management's strategic planning and its implementation; and (c) address any other matters affecting the Company that may concern individual directors. The executive sessions are designed to ensure that the Board of Directors is not only structurally independent, but also is given ample opportunity to exercise independent thought and action. In fiscal 2019, the non-management directors met in executive session five times. When meeting in executive session, the presiding person was the Chairman.

Independence of the Board of Directors and Committee Members

        Except for Mr. Shor, all of the members of the Board of Directors, including each member of the Audit Committee, the Compensation Committee and the Governance Committee and each former member of the Risk Committee, meet the criteria for independence set forth in the rules and regulations of the Securities and Exchange Commission, including Rules 10A-3(b)(1) and 10C-1(b)(1) of the Exchange Act and the definitions and interpretations of NASDAQ. The Board of Directors has determined that Mr. Campion, the Chairman of the Audit Committee, is an "audit committee financial expert" (as defined by Item 407(d)(5)(ii) of Regulation S-K) and is "independent" (under the definitions and interpretations of NASDAQ).

        The roles of Chairman and Chief Executive Officer are split into two positions. The Board of Directors believes that separating these roles aligns the Company with best practices for corporate governance of public companies and accountability to stockholders. The Board also believes that the separation of roles provides a leadership model that clearly distinguishes the roles of the Board and management. The separation of the Chairman and Chief Executive Officer positions allows the Company's Chief Executive Officer to direct his or her energy toward operational and strategic issues while the non-executive Chairman focuses on governance, leadership and providing counsel and advice to the Chief Executive Officer. The Company believes that separating the Chairman and Chief Executive Officer positions enhances the independence of the Board, provides independent business counsel for the Company's Chief Executive Officer and facilitates improved communications between Company management and Board members.

Family Relationships

        There are no family relationships among the directors and executive officers of the Company.

Conflict of Interest and Related Party Transactions

        It is the Company's policy to require that all conflict of interest transactions between the Company and any of its directors, officers or 5% beneficial owners (each, an "insider") and all transactions where any insider has a direct or indirect financial interest, including related party transactions required to be reported under Item 404(a) of Regulation S-K, must be reviewed and approved or ratified by the Audit Committee of the Board of Directors. Management discloses the existence of any such transaction to the Audit Committee. In addition, the material terms of any such transaction, including the nature and extent of the insider's interest therein, must be disclosed to the Audit Committee. The Audit Committee will then review the terms of the proposed transaction to determine whether the terms of the proposed transaction are fair to the Company and are no less favorable to the Company than those that would be available from an independent third party. Following the Audit Committee's review and discussion, the proposed transaction will be approved or ratified only if it receives the affirmative votes of a majority of the members of the Audit Committee who have no direct or indirect financial interest in the proposed transaction, even though the disinterested directors may represent less than a quorum. Interested directors may be counted in determining the presence of a quorum at a meeting of the Audit Committee which authorizes the contract or transaction. Haynes did not enter into any transactions in fiscal 2019 with any insider.

Governance Committee and Director Nominations

        Nominees for the Board of Directors are currently recommended for nomination to the Board of Directors by the Governance Committee. The Governance Committee bases its recommendation for nomination on criteria that it believes will provide a broad perspective and depth of experience in the Board of Directors. In general, when considering independent directors, the Governance Committee will consider the candidate's experience in areas central to the Company, such as operational experience in a manufacturing environment, aerospace or specialty metals industry experience, general business management experience, finance and legal acumen and experience and demonstrated leadership capabilities as well as considering the candidate's personal qualities and accomplishments and their ability to devote sufficient time and effort to their duties as directors. Important areas of experience and expertise include manufacturing, international operations, finance and the capital markets, accounting and experience as a director or executive of other companies, or similar experience in a governmental or non-profit setting. The Governance Committee does not have a formal diversity policy but considers diversity as one criteria evaluated as a part of the total package of attributes and qualifications a particular candidate possesses. The Governance Committee construes the notion of diversity broadly, considering differences in viewpoint, professional experience, education, skills and other individual qualities, in addition to race, gender, age, ethnicity and cultural background as elements that contribute to a diverse Board.

        The Governance Committee has adopted Corporate Governance Guidelines which establish, among other matters, a mandatory retirement age for Board members of 72, subject to exceptions that may be granted by the Board. In recent years, two directors have retired pursuant to the Board's retirement age policy, which the Board believes demonstrates the Board's adherence to proper board refreshment. In keeping with its commitment to enhancing diversity of viewpoints and background on the Board, the two most recent directors appointed to the Board, each of whom brings substantial experience in the form of executive leadership in the specialty metals industry and the U.S. Air Force, respectively, further the Board's goals of enhancing diversity of viewpoints and experience. The Company benefits from their valuable perspectives on the competitive landscape confronting the Company, emerging trends in the defense and aerospace industry as well as their general leadership skills.

        Although the Governance Committee has no formal policy regarding the consideration of director candidates recommended by stockholders, the Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, are properly submitted in writing to the Secretary of the Company in accordance with the procedure described below for stockholder nominations. Candidates recommended by stockholders are evaluated in the same manner using the same criteria as candidates recommended by the Board or Governance Committee or individual directors or officers.

        Stockholders may nominate directors by providing timely notice thereof in proper written form to the Secretary of Haynes. To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at Haynes' principal executive offices (a) in the case of an annual meeting, not less than ninety days nor more than one hundred twenty days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting is called for a date that is not within twenty-five days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting is mailed or public disclosure of the date of the annual meeting is made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting is mailed or public disclosure of the date of the special meeting is made, whichever first occurs.

        To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serving as a director if elected.

Code of Ethics

        The Company has adopted a Code of Business Conduct and Ethics that applies to its Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, as well as to its directors and other officers and employees. This Code is posted on the Company's website at www.haynesintl.com/investor-relations/our-company/code-of-business-conduct-and-ethics. The Audit

Committee of the Board regularly reviews the Code of Business Conduct and Ethics and is informed of any whistleblower complaints provided thereunder.

Board of Directors' Role in Risk Oversight

        As a part of its oversight function, the Board of Directors monitors how management operates the Company. In October through December of fiscal 2019, the Risk Committee acted as the primary tool to keep risk as an important part of the Board's and the various committees' deliberations by working with management to identify and prioritize enterprise risks—the specific financial, operational, business and strategic risks that the Company faces, whether internal or external. With the dissolution of the Risk Committee in December 2018, those functions were distributed among the full Board, other committees of the Board and management, as appropriate. Certain strategic and business risks, such as those relating to the Company's products, markets and capital investments (including environmental and social risks), are overseen by the entire Board of Directors. The Audit Committee oversees management of market and operational risks that could have a financial impact, such as those relating to internal controls or liquidity. The Corporate Governance and Nominating Committee manages the risks associated with governance issues, such as the independence of the Board of Directors, and the Compensation Committee manages risks relating to the Company's compensation plans and policies.

        In addition to the formal compliance program, the Board of Directors encourages management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations of the Company. The Company's risk management structure also includes a standing enterprise risk management committee comprised of members of the executive team and led by the CEO, collectively undertaking an ongoing effort to assess and analyze the most likely areas of future risk for the Company and to address them in its long-term planning process.

Communications with Board of Directors

        Stockholders may communicate with the full Board of Directors by sending a letter to Haynes International, Inc. Board of Directors, c/o Corporate Secretary, 1020 West Park Avenue, P.O. Box 9013, Kokomo, Indiana 46904-9013. The Company's Corporate Secretary will review the correspondence and forward it to the chairman of the appropriate committee or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business or is similarly inappropriate. In addition, interested parties may contact the non-management directors as a group by sending a written communication to the Corporate Secretary as directed above. Such communication should be clearly addressed to the non-management directors.

Director Compensation Program

        Directors who are also Company employees do not receive compensation for their services as directors. Following is a description of the Company's compensation program for non-management directors in fiscal 2019. In consultation with its independent compensation consultant, Total Rewards Strategies, the Compensation Committee reviews the compensation paid to non-management directors and recommends changes to the Board of Directors, as appropriate.

  Director Compensation Table

        The following table provides information regarding the compensation paid to the Company's non-employee members of the Board of Directors in fiscal 2019.

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Awards ($)(1)	Dividends on Stock Awards ($)	Total ($)
R. H. Getz, Chairman	$115,000	$84,950	$4,532	$204,482
D. C. Campion, Director	$111,250	$84,950	$4,532	$200,732
J. C. Corey, Director	$93,125	$84,950	$4,532	$182,607
D. S. Hickton, Director	$103,750	$84,950	$5,104	$193,804
W. P. Wall, Director	$117,500	$84,950	$4,532	$206,982

(1)
Represents restricted stock with a grant date fair value equal to $33.98 per share, which was the closing price of the Company's common stock on the trading day prior to the date of the grant computed in accordance with FASB ASC Topic 718. The shares of restricted stock are subject to vesting as described more fully under "Director Compensation Program—Equity Compensation".

  Director Compensation Analysis

        Total Rewards Strategies, the Compensation Committee's independent compensation consulting firm, reviewed the Board of Directors' total compensation in fiscal 2019, including Board of Directors and Committee annual retainers and restricted stock grants. Specifically, Total Rewards Strategies provided a report to the Compensation Committee evaluating the Haynes fiscal 2018 director compensation and the comparator group companies' (as identified under "Committee Procedures") director compensation and making recommendations with respect to Haynes' fiscal 2019 director compensation. The Compensation Committee decided to make no changes to the Board's existing director compensation structure for 2019 in light of the overall relatively small size of the Board, the significant resulting demands imposed on each director in terms of Board and Committee service, and the overall governance cost represented by director compensation, which cost was less than the 50th percentile of the comparator group.

        In December 2019, in consultation with Total Rewards Strategies, the Compensation Committee recommended, and the Board adopted, a revised director compensation structure to better balance the mix between cash and equity received by the Company's directors, to increase the fee paid to the Chairman of the Board, and to reduce the retainers paid to members of each standing committee. The specific changes are outlined in the following sections.

  Annual Retainer

        In fiscal 2019, non-management members of the Board of Directors received a $60,000 annual retainer related to their Board of Directors duties and responsibilities, which was paid in four equal installments of $15,000 each. Additionally, there was a $40,000 annual retainer for serving as Chairman of the Board, also paid in four equal installments. For fiscal 2020, after consultation with its compensation consultant, and in recognition that the existing retainer was significantly lower than that customarily paid by its comparator group companies, the Board voted to increase the retainer payable to the Chairman by $25,000, a portion of which will be payable in equity and a portion of which will be payable in cash.

  Committee Fees

        In fiscal 2019, directors received an additional annual retainer of $15,000 for each standing committee on which they served, paid in four equal installments. In addition, there was a $17,500 annual retainer for serving as the chairman of the Audit Committee, a $12,500 annual retainer for serving as the chairman of the Compensation Committee and a $10,000 annual retainer for serving as the chairman of the Corporate Governance and Nominating Committee of the Board of Directors. In December 2019, after reviewing the Company's director compensation program and consulting with its compensation consultant, the Committee recommended, and the Board approved, a reduction in the annual committee retainer fees, effective January 1, 2020, to $10,000 each for the Audit Committee members, $7,500 each for the Compensation Committee members and $5,000 each for the Corporate Governance and Nominating Committee members.

  Equity Compensation

        In consultation with its compensation consultant, for fiscal 2019, the Compensation Committee established a target equity grant amount of $85,000 for each Director. On November 21, 2018, each non-employee director was granted 2,500 shares of restricted stock, pursuant to the Haynes International, Inc. 2016 Incentive Compensation Plan. In granting the awards, the Compensation Committee considered information provided by Total Rewards Strategies on methods of encouraging long-term stock ownership by directors, as well as information regarding how comparator group companies utilized restricted or deferred stock. The shares of restricted stock will vest in full on the earlier of (i) the first anniversary of the grant date, or (ii) the failure of the director to be re-elected at an annual meeting of the stockholders of the Company as a result of the director being excluded from the nominations for any reason other than "cause" as defined in the 2016 Incentive Compensation Plan.

        In December 2019, after reviewing the Company's director compensation program and consulting with its compensation consultant, the Committee recommended and the Board approved, an increase in the equity grant amount by $10,000 in order to increase the equity portion of the total amount of compensation paid to the Company's directors. This amount is effective for fiscal 2020.

        The Company adopted a deferred compensation plan for directors and executives in 2017 that permits directors to defer up to 100% of their cash retainers and up to 100% of their annual equity grant. Each non-employee director elected to defer the receipt of shares upon vesting to a later date. That election also resulted in deferral of the receipt of dividends throughout fiscal 2019 on deferred restricted stock held on the record date of each dividend paid during the year.

  Director Stock Retention Guidelines

        The Board of Directors approved stock ownership guidelines for non-employee members of the Board of Directors effective January 1, 2014. The guidelines provide that directors own common stock equal to 400% of their annual retainer within five (5) years of their date of election to the Board. For purposes of this calculation, shares owned by an individual include shares or other equity interests owned directly or indirectly, including those subject to risk of forfeiture (but not forfeited) under the Company's 2009 Restricted Stock Plan or under the 2016 Incentive Compensation Plan, as applicable, and shares subject to a deferral election. The guidelines also provide that directors retain a certain amount of stock (based upon the value of shares owned) after meeting the ownership goal. As of September 30, 2019 all of the directors met the ownership goal.

        The share ownership amount for each non-employee director as of September 30, 2019 is summarized below and is based on the closing price of the Company's stock as of September 30, 2019.

Name	Number of Shares Owned	Number of Deferred Shares	Number of Non Vested Shares	Total Share Ownership	Ownership Value as of 9/30/2019
R. H. Getz	15,425	5,150	—	20,575	$737,408
D. C. Campion	14,905	5,150	—	20,055	$718,771
J. C. Corey	22,449	5,150	—	27,599	$989,148
D. S. Hickton	2,000	5,800	—	7,800	$279,552
W. P. Wall	13,906	5,150	—	19,056	$682,967

  Total Compensation

        The Board of Directors approved the 2020 Incentive Compensation Plan on January 15, 2020, which includes an annual maximum equity award for each director of $250,000 and a maximum annual total compensation (cash and equity) limit of $350,000 for each director.

  Expenses

        The Company reimburses directors for their reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof and other expenses incurred by directors in connection with their service to the Company.

  Indemnification Agreements

        Pursuant to individual written agreements, the Company indemnifies all of its directors against loss or expense arising from such individuals' service to the Company and its subsidiaries and affiliates and advances attorneys' fees and other costs of defense to such individuals in respect of claims that may be eligible for indemnification under certain circumstances.

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee as of September 30, 2019 were Messrs. Wall, Campion and Corey. None of the members of the Compensation Committee are now serving or previously have served as employees or officers of the Company or any subsidiary, and none of the Company's executive officers serve as directors of, or in any compensation related capacity for, companies with which members of the Compensation Committee are affiliated.

Executive Compensation

Compensation Committee Report

        The Compensation Committee of the Board of Directors has reviewed and discussed the following Compensation Discussion and Analysis with management and, based on such review and discussion, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2019.

  SUBMITTED BY THE COMPENSATION COMMITTEE

  William P. Wall, Chair
  Donald C. Campion
  John C. Corey
  Larry O. Spencer

Compensation Discussion and Analysis

  2019 Business Summary

        In fiscal 2019, the Company results were as follows.

  •
  Net revenues of $490.2 million in fiscal 2019 as compared to $435.3 million in fiscal 2018 and net income of $9.7 million in fiscal 2019 compared to a net loss of $21.8 million in fiscal 2018 (which included $20.9 in special non-recurring charges).

  •
  Quarterly increase in gross margin percentage throughout fiscal 2019—10.6% in the first quarter, 11.5% in the second quarter, 14.4% in the third quarter and 16.4% in the fourth quarter.

  •
  Backlog increase to $235.2 at the end of fiscal 2019, up $19.2 million from $216.0 million at the end of fiscal 2018.

  •
  Net cash provided from operations of $43.0 million in fiscal 2019 compared to net cash used in operating activities of $13.7 million in fiscal 2018, a difference of $56.8 million.

  Overview

        This Compensation Discussion and Analysis describes the key principles and approaches used to determine the compensation in fiscal 2019 for Michael L. Shor, the Company's principal executive officer; Daniel W. Maudlin, the Company's principal financial officer; and David L. Strobel, Venkat R. Ishwar and Marlin C. Losch III, the Company's other three most highly compensated executive officers in fiscal 2019, as well as other senior executives. Detailed information regarding the compensation of these named executive officers, who are referred to as "Named Executive Officers" or "NEOs", appears in the tables following this Compensation Discussion and Analysis. This Compensation Discussion and Analysis should be read in conjunction with those tables.

        This Compensation Discussion and Analysis consists of the following parts:

  Responsibility for Executive Compensation Decisions

  Role of Executive Officers in Compensation Decisions

  Executive Compensation Philosophy and Principles

  Committee Procedures

  Setting Named Executive Officer Compensation in Fiscal 2019

  Responsibility for Executive Compensation Decisions

        The Compensation Committee of the Board of Directors, whose membership is limited to independent directors, acts pursuant to a Board-approved charter. The Compensation Committee is responsible for approving the compensation programs for all executive officers, including the Named Executive Officers, and making decisions regarding specific compensation to be paid or awarded to them. The Compensation Committee has responsibility for establishing and monitoring adherence to the Company's compensation philosophies and objectives. The Compensation Committee aims to ensure that the total compensation paid to the Company's executives, including the NEOs, is fair, reasonable and competitive. Although the Compensation Committee approves all elements of an executive officer's compensation, it approves equity grants and certain other incentive compensation subject to approval by the full Board of Directors.

  Role of Executive Officers in Compensation Decisions

        No Named Executive Officer participates directly in the determination of his or her compensation. For Named Executive Officers other than himself, the Company's Chief Executive Officer provides the Compensation Committee with performance evaluations and presents individual compensation recommendations to the Compensation Committee, as well as compensation program design recommendations. The Chief Executive Officer's performance is evaluated by the Board of Directors. Mr. Shor's salary was established by the Executive Employment Agreement between Mr. Shor and the Company entered into on September 1, 2018. The Chief Executive Officer and the Chief Financial Officer work closely with the Compensation Committee on the development of the financial targets and overall compensation awardable to the Named Executive Officers under the Company's Management Incentive Plan ("MIP") as those amounts are determined by reference to the Company's annual operating budget. The Compensation Committee retains the full authority to modify, accept or reject all compensation recommendations provided by management.

  Executive Compensation Philosophy and Objectives

        The Company's compensation program is designed to attract, motivate, reward and retain key executives who drive the Company's success and enable it to consistently achieve corporate performance goals in the competitive high-performance alloy business and increase stockholder value. The Company seeks to achieve these objectives through a compensation package that:

  •
  Pays for performance: The MIP provides incentives to the Company's executive officers based upon meeting or exceeding specified short-term financial goals, taking into consideration the ability of the Company's executives to influence financial results. In addition, grants of restricted stock, performance shares and stock options provide an appropriate incentive to produce stockholder returns through long-term corporate performance, including through the attainment of performance targets applicable to performance share grants.

  •
  Supports the Company's business strategy: The annual bonus provided by the MIP focuses the Company's executive officers on short-term goals, while the Company's equity compensation plans aim to engage management in the Company's long-term performance. The Company believes both of those elements serve to align management interests with creating stockholder value.

  •
  Pays competitively: The Company sets compensation levels so that they are in line with those of individuals holding comparable positions and producing similar results at other multi-national corporations of similar size, value and complexity.

  •
  Values stockholder input: In setting compensation levels, the Company takes into account the outcome of stockholder advisory votes regarding executive compensation.

        In addition to aligning management's interests with the interests of the stockholders, a key objective of the Company's compensation plan is mitigating the risk in the compensation package by ensuring that a significant portion of compensation is based on the long-term performance of the Company. This reduces the risk that executives will place too much focus on short-term achievements to the detriment of the long-term sustainability of the Company.

        As part of its oversight responsibilities, the Compensation Committee, along with a cross-functional team with representatives from Human Resources, Legal and Finance, annually evaluates the risks arising from the Company's compensation policies and practices, with the assistance of its independent compensation consultant. The Committee considered, among other factors, the design of the incentive compensation programs, which are closely linked to corporate performance, the mix of short-term and long-term compensation, the maximum payout levels for short- term and long-term incentives, the distribution of compensation between equity and cash and other factors that mitigate risk. The

Committee concluded that the Company's compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

        At the Company's 2019 annual meeting of stockholders, the stockholders voted on a non-binding advisory proposal to approve the compensation of the Named Executive Officers. Approximately 96.59% of the shares voted on the proposal were voted in favor of the proposal. In light of the approval by a substantial majority of stockholders of the compensation programs described in the Company's 2019 proxy statement, the Compensation Committee did not implement material changes to the executive compensation programs as a result of the stockholders' advisory vote.

  2019 Compensation Plan Highlights

        The design of the Company's executive compensation program for 2019 was generally consistent with the design of the 2018 program. The following table highlights the features of the program:

•

Pay-for-performance philosophy

•

Pay positioning philosophy relative to comparator group and mix of base salary and annual and long-term incentive compensation

•

Annual incentive compensation metrics

•

Change-in-control agreements with best practice features (double-trigger severance, less than three times base salary and target bonus, no tax gross-up, no enhanced retirement benefits)

•

Compensation risk assessment

•

Performance share awards to enhance the balance of the long-term incentive program, together with stock options and restricted stock

•

Relative total shareholder return (TSR) as performance share metric to ensure alignment with shareholders

•

Clawback policy consistent with SEC proposed regulations mandated by Dodd-Frank

•

Share ownership and retention requirement for management and directors

•

Limited perquisites

  Committee Procedures

        The Compensation Committee retains the services of Total Rewards Strategies, an independent compensation consulting firm, to analyze the compensation and financial data of a comparator group of companies. Total Rewards Strategies also provides the Compensation Committee with alternatives to consider when making compensation decisions and provides opinions on compensation recommendations the Compensation Committee receives from management. Total Rewards Strategies provided analyses and opinions regarding executive compensation trends and practices to the Compensation Committee during fiscal 2018 and fiscal 2019. Total Rewards Strategies did not provide any services to the Company other than compensation consulting to the Compensation Committee in fiscal 2018 or fiscal 2019. Total Rewards Strategies' work for the Company in fiscal 2019 did not raise any conflicts of interest.

  Comparator Group

  •
  The Company uses the comparator group as a reference for its executive compensation program. The Compensation Committee believes the comparator group is representative of the labor market from which the Company recruits executive talent. Factors used to select the comparator group companies include industry segment, market capitalization, revenue, profitability, labor markets, business model, customer markets, institutional ownership and number of employees.

  •
  The Compensation Committee reviews and approves the composition of the comparator group annually. For the 2019 fiscal year, the Committee undertook a thorough analysis of the characteristics and composition of its comparator group and the Company's performance and with the input of its compensation consultant, significantly revised the composition of the comparator group. For fiscal 2019, nine companies entered into the Company's comparator group and thirteen companies were deleted. The effect of this change resulted in a lower average market capitalization represented by the comparator group, which the Committee believes provided more appropriate benchmarks for compensation comparison versus larger capitalization companies, which typically set higher compensation levels. For fiscal 2019, the comparator group is comprised of 24 companies, including industrial metals, mineral and manufacturing companies.

Ampco-Pittsburgh	Insteel Industries	Olympic Steel
CECO Environmental	L.B. Foster	Shiloh Industries
CIRCOR International	Lindsay Corp.	Skyline Champion
Columbus-McKinnon	LSB Industries	Stoneridge
Core Molding Technologies	Materion	Synalloy Corp.
CTS	Myers Industries	Timken Steel
Ducommun	NN	Titan International
Global Brass and Copper	Northwest Pipe	Universal Stainless & Alloy Products

  Market Rates

        Among other analyses, Total Rewards Strategies provides the 50th percentile, or median, of the comparator group for base salary, cash bonus, long-term incentives and total overall compensation, or the Median Market Rate. The Compensation Committee uses the Median Market Rate as a primary reference point when determining compensation targets for each element of pay. As noted, by changing the composition of its comparator group, the Committee believes it adjusted the Median Market Rate to a level more consistent with the Company's revenue base, market capitalization and performance. When individual and targeted company financial performance is achieved, the objective of the executive compensation program is to provide overall compensation near the Median Market Rate of pay practices of the comparator group of companies. Actual target pay for an individual may be more or less than the Median Market Rate based on the Compensation Committee's evaluation of the individual's performance, experience and potential.

        Consistent with the Compensation Committee's philosophy of pay for performance, incentive payments can exceed target levels only if overall Company financial targets are exceeded and will fall below target levels if overall financial goals are not achieved. The Compensation Committee requires appropriate targets to achieve incentive payments in order to ensure alignment of interests with the Company's stockholders. In recent years, the Company's financial performance and stock price performance fell below the Compensation Committee's targets, which resulted in the Company's executives foregoing significant incentive payments and equity compensation. The Compensation Committee believes this best ensures that the Company's executives are properly aligned with stockholders. The effectiveness of this approach is demonstrated by the fact that in two of the last five fiscal years, no incentive payments were earned by management due to the Company's underperformance versus the financial targets established by the Compensation Committee, in two years less than the target was paid out due to underperformance versus target, and approximately 56,450 shares of restricted stock were forfeited as unearned for failure to achieve required performance targets and 91,500 options expired worthless. The Committee believes its philosophy, and the implementation of that philosophy, is in the best interests of the Company's stockholders, and has resulted in a significant transformation in the focus and effort of its management team under the new leadership of Michael Shor, its Chief Executive Officer who began service in May 2018.

  Setting Named Executive Officer Compensation in Fiscal 2019

        Michael L. Shor was appointed President and Chief Executive Officer of the Company on September 1, 2018, after serving as interim President and Chief Executive Officer since May 29, 2018. The disclosures regarding Mr. Shor's fiscal 2019 compensation within this section should be read with that background and in conjunction with the disclosures provided under the "CEO Compensation" section and the notes to the "Summary Compensation Table" provided herein.

  Components of Compensation

        The chief components of each Named Executive Officer's compensation in fiscal 2019 were:

  •
  base salary;

  •
  a performance-based annual incentive award under the MIP;

  •
  long-term compensation awards that include a combination of stock options, time-based restricted stock and performance shares;

  •
  employee benefits, such as life, health and disability insurance benefits, and a qualified savings (401(k)) plan; and

  •
  limited perquisites.

        Each element of compensation is designed to achieve a specific purpose and to contribute to a total package that is competitive, appropriately performance-based and valued by the Company's executives. The Compensation Committee reviews information provided by Total Rewards Strategies and the Company's historical pay practices to determine the appropriate level and mix of compensation. In allocating compensation among elements, the Company believes the compensation of the Company's most senior executives, including the Named Executive Officers, who have the greatest ability to influence Company performance, should be predominately performance-based. As a result of this strategy, 63% of the Named Executive Officers' total target compensation, including the Chief Executive Officer's compensation, was allocated to performance-based pay in fiscal 2019.

        Fiscal 2019 Target Compensation

  Base Salary

        The Company provides executives with a base salary that is intended to attract and retain the quality of executives needed to lead the Company's complex businesses. Base salaries for executives are generally targeted at the Median Market Rate of the comparator group, although individual performance, experience, internal equity, compensation history and contributions of the executive are also considered. The Committee reviews base salaries for Named Executive Officers annually and may make adjustments based on individual performance, experience, market competitiveness, internal equity and the scope of responsibilities.

        The base salaries of the Named Executive Officers were generally increased in fiscal 2019. The following table provides annualized base salary information for the Named Executive Officers effective July 1, 2018 and base salary as of July 1, 2019 as a percentage of the median market rate for 2019:

Named Executive Officer	Base Salary as of July 1, 2018	Base Salary as of July 1, 2019	Base Salary as a Percentage of Median Market Rate for 2019
Michael L. Shor	$400,000	$580,000	85%
Daniel W. Maudlin	$280,500	$305,000	88%
David L. Strobel	NA	$280,000	99%
Venkat R. Ishwar	$279,000	$286,000	108%
Marlin C. Losch III	$268,100	$275,000	105%

  Management Incentive Plan—Annual Cash Incentive

        The purpose of the MIP is to provide an annual cash bonus based on the achievement of specific operational and financial performance targets, tying compensation to the creation of value for stockholders. Target cash bonus awards are determined for each executive position by competitive analysis of the comparator group. In general, the median annual cash bonus opportunity of the comparator group is used to establish target bonus opportunities, but consideration is given to the individual executive's responsibilities and contributions to business results and internal equity. The MIP allows the Board of Directors discretion to administer the plan, including not paying out any compensation thereunder, accounting for unforeseen one-time transactions or adjusting the performance measures based on external economic factors. MIP payments are made on a sliding scale in accordance with established performance targets and are earned as of the end of the applicable fiscal year. MIP payments are sometimes referred to herein as a "bonus".

        For fiscal 2019, the target performance level was established by reference to the Company's consolidated annual operating budget. The annual operating budget is developed by management and presented by the CEO and the CFO to the Board of Directors for its review and approval. The bonus target was intended to represent corporate performance which the Board of Directors believed was more likely than not to be achieved based upon management's presentation of the annual operating budget. For fiscal 2019, the Compensation Committee established a target by reference to the Company's net income (loss) as the sole financial goal for MIP payouts.

        The Board of Directors establishes income and performance goals in order the align the interests of management with those of the Company's stockholders. Based upon fiscal 2018's income (loss) before income taxes and 2019's net income, MIP payments in excess of the minimum threshold but less than target were made for each of fiscal years 2018 and 2019.

        The table below lists the 2019 MIP incentive awards that could have been earned at the minimum, target and maximum levels by each Named Executive Officer as a percentage of his base salary:

	MIP Incentive as % of Base Salary
Named Executive Officer	Minimum	Target	Maximum
Michael L. Shor	40.0%	80.0%	120.0%
Daniel W. Maudlin	32.5%	65.0%	97.5%
David L. Strobel	30.0%	60.0%	90.0%
Venkat R. Ishwar	25.0%	50.0%	75.0%
Marlin C. Losch III	25.0%	50.0%	75.0%

        The following table sets forth the targets for net income (loss), as well as actual net income (loss) for fiscal 2019:

($ in thousands)	Net Income
Threshold	$5,000
Target	$14,100
Maximum	$20,000
Fiscal 2019 Actual Net Income	$9,745

  Long-Term Incentives

        Stockholders approved the 2016 Incentive Compensation Plan on March 1, 2016. Grants were made under that plan in fiscal 2019. The plan provides the Company with a means to grant compensation awards designed to attract and retain key management, including the Named Executive Officers. The Compensation Committee administers the plan and believes awards available under the plan provide an appropriate incentive to produce superior returns to stockholders over the long term by offering participants an opportunity to benefit from stock appreciation through stock ownership.

        Competitive benchmarking to the comparator group, the executive's responsibilities and the individual's contributions to the Company's business results determine the level of long-term compensation. In general, the median value of long-term compensation in the comparator group is used to determine the approximate value of long-term incentives. Fair value methodologies, which are consistent with the Company's expensing of equity awards under Financial Accounting Standards Board ASC Topic 718 Compensation—Stock Compensation, were used in fiscal 2019 to determine the value of stock options.

        The Company currently does not have any formal plan requiring it to grant equity compensation on specified dates. With respect to newly hired or promoted executives, the Company's practice is typically to consider stock equity grants at the first meeting of the Compensation Committee and Board of Directors following such executive's hire date. The recommendations of the Compensation Committee are subsequently submitted to the Board of Directors for approval. The Company's policy is to issue equity grants at a time when the Company is in an "open window" for trading purposes, which customarily occurs two days after the filing of the Company's required reports with the Securities and Exchange Commission, and that the grant value of all equity awards is equal to the fair market value on the date of grant, which is determined using the closing price on the trading day prior to the grant date. The Compensation Committee considers whether or not to grant additional equity awards to the management team on an annual basis.

        The amount of equity compensation is determined by the Committee as part of the total mix of compensation, including base salary, long-term incentive compensation and short-term incentive compensation. The Committee uses information provided by its compensation consultant regarding the composition and median value of equity compensation for equivalent executive officers in the comparator group as a reference point in its analysis of appropriate equity compensation for the CEO and the other Named Executive Officers. The Committee then applies its judgment and experience to balance the following factors in determining equity compensation for the CEO and the other Named Executive Officers:

  •
  responsibilities and duties of the relevant officer;

  •
  individual performance;

  •
  Company performance;

  •
  stockholder return;

  •
  internal pay equity;

  •
  individual potential; and

  •
  retention risk.

        The Committee believes that a combination of performance shares, time-based restricted stock and stock options aligns the executive's interests with those of the stockholders and provides an appropriate balance between long-term stock price appreciation and executive retention. In fiscal 2019, the regular annual equity grants to the NEOs consisted of thirty-three percent (33%) stock options, thirty-three percent (33%) performance shares and thirty-three percent (33%) time-based restricted stock.

  Clawback Policy

        The Board of Directors has adopted a clawback policy that is consistent with the currently proposed SEC regulations mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The clawback policy provides for recoupment of performance-based executive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under federal securities laws. The policy applies to current and former executives and requires reimbursement or forfeiture of any excess performance-based compensation received by an executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement.

        If needed to comply with the final regulations when issued, the Board of Directors will make changes to that policy.

  Anti-Pledging and Anti-Hedging Policies

        Pledging is the practice in which a director or executive secures a loan by using equity compensation obtained from the Company as collateral to secure the loan ("Pledging"). Any director, executive officer or other employee of the Company is prohibited from Pledging. In addition, directors, executive officers and key employees of the Company are prohibited from trading in any interest or position relating to the future price of the Company's securities, such as a put, call or short sale.

  Stock Ownership and Retention Guidelines

        On September 23, 2013, the Board of Directors approved stock ownership guidelines applicable to executive officers and members of the Board of Directors, and those guidelines were subsequently updated. The guidelines became effective on January 1, 2014 and established the goal that, within five (5) years from the effective date or date of hiring, promotion or election, executive officers and directors each own an amount of the Company's common stock determined based upon a multiple of base salary, in the case of executive officers, or annual retainer, in the case of board members. The multiples are as follows: in the case of the Chief Executive Officer, 300% of base salary; in the case of all other named executive officers, 200% of base salary; in the case of other executive officers, 100% of base salary; and in the case of non-employee members of the Board of Directors, 400% of annual cash retainer. The calculation of shares owned by an individual includes shares or other equity interests owned directly or indirectly, including those subject to risk of forfeiture (but not forfeited) under the Company's 2009 Restricted Stock Plan or under the 2016 Incentive Compensation Plan, as applicable, including performance shares at target amount, whether or not then earned, shares subject to a deferral election and shares subject to exercisable stock options with exercise prices lower than then current market value. The guidelines also require that executive officers and directors retain at all times the required amount of stock (based upon value of shares owned) after first meeting the ownership goal.

  Stock Options

        All options granted to the Company's NEOs vest in three equal annual installments on the first, second and third anniversaries of the grant date. The Company currently grants stock option awards under the 2016 Incentive Compensation Plan. Upon departure from the Company, executives retain the options; provided that, in the event of termination of employment due to death, disability (as defined in the 2016 Plan) or retirement (as defined in the 2016 Plan), the options remain exercisable for five years following the date of the event; in the case of termination for cause (as defined in the 2016 Plan), the options are forfeited and no longer exercisable; and in the case of termination of employment for any reason other than those noted above, the options remain exercisable for a period of, in the case of the CEO, six months following the date of termination, or in the case of any other NEO, ninety days following the date of termination

        The Compensation Committee granted stock options to the management team, including the Named Executive Officers, in November 2018 and in May 2019. The Compensation Committee believes that the stock options, in conjunction with the other elements of compensation described herein, align management's interests with those of the stockholders and will provide no return whatsoever if stockholders do not also realize gains. In determining the number of shares underlying the options to be granted to the Named Executive Officers, the Compensation Committee established the value of such shares underlying the options at $10.61 for the November 2018 grant and an average of $7.93 for the May 2019 grant using a fair value methodology. The Compensation Committee then set a total pool of options for grant to all executive officers of approximately $0.8 million for the November 2018 grant and $1.2 million for the May 2019 grant.

        The May 2019 stock option grant was a one-time award designed to promote retention of the Company's senior management and incentives to implement a comprehensive plan of operational improvement throughout the Company. The stock prices for the May 2019 equity grant were set at multiple points equal to ten percent or twenty percent higher than the fair market value per share as of the close of trading on the business day immediately preceding the date of grant in order to ensure that senior management benefited only if the Company's stock price increased appreciably beyond its then current level.

  Restricted Stock and Performance Shares

        Grants of restricted stock and performance shares vest in accordance with the terms and conditions established by the Compensation Committee. In fiscal 2019, the Compensation Committee set restrictions on the vesting of the performance share grants based on the achievement of specific performance goals, while vesting of the restricted stock grants is time-based.

        Restricted stock and performance share grants are subject to forfeiture if employment or service terminates prior to the end of the vesting period or, in the case of performance shares, if performance goals are not met. The Company assesses, on an ongoing basis, the probability of whether performance criteria will be achieved. The Company will recognize compensation expense over the performance period if it is deemed probable that the goal will be achieved. The fair value of the Company's restricted stock is determined based upon the closing price of the Company's common stock on the trading day before the grant date. The plan provides for the adjustment of the number of shares covered by an outstanding grant and the maximum number of shares for which restricted stock may be granted in the event of a stock split, extraordinary dividend or distribution or similar recapitalization event. Outstanding shares of restricted stock are entitled to receive dividends on shares of common stock after the grant date, but no other type of equity compensation award is entitled to receive dividends until after vesting or exercise, as applicable.

2017 Fiscal Year Grants

        On November 22, 2016, executives, including the Named Executive Officers (other than Mr. Shor who was not then an NEO), were granted time-based restricted stock. Participants must be employees at the end of the performance period to receive a payout, except in the event of death, disability or a change in control. The time-based restricted shares vested on the third anniversary of the date of grant. The number of shares and value of restricted stock as of September 30, 2019 is listed in the Outstanding Equity Awards at Fiscal Year End table on page 34. The fiscal 2017 expense related to restricted stock grants to Named Executive Officers is listed in the Summary Compensation Table on page 31.

        On November 22, 2016, executives, including the Named Executive Officers (other than Mr. Shor who was not then an NEO), were granted a target amount of Performance Share awards. The actual number of shares that will ultimately be earned as well as the number of shares that will be distributed in settling those Performance Shares, is determined at the end of a three-year Performance Period and depends on the calculated Total Shareholder Return ("TSR") of the Company at the end of the Performance Period as compared to the TSR of a peer group of nine companies. The total shares earned and distributed can range from 0% to 200% of the target amount granted. Participants must be employees at the end of the Performance Period to receive a payout, except in the event of death, disability or a change in control.

        Relative TSR compares the results of investing in common stock of the Company versus the stock of other companies in the TSR Peer Group considering both the appreciation or depreciation in share price as well as the value of dividends distributed during the three-year time period. Share price is calculated at the beginning and end of the period using the average closing price for the twenty (20) business days immediately prior to the start of the performance period (October 1) and immediately prior to the end of the performance period (September 30).

        The TSR Peer Group for the 2017 performance awards (the "TSR Peer Group) was comprised of the following nine companies:

Allegheny Technologies	Insteel Industries	Olympic Steel
Carpenter Technology	Kaiser Aluminum	Timken Steel
Commercial Metals	Materion Corporation	Universal Stainless & Alloy Products

        For fiscal 2017, the TSR achieved by Haynes was below the threshold performance level of the Peer Group thirtieth percentile, and, as a result, all of the 2017 performance shares were forfeited.

        On November 22, 2016, executives, including the Named Executive Officers (other than Mr. Shor who was not then an NEO), were granted stock options that expire after ten years. The options vest 33 1/3% per year over three years from the date of grant.

2018 Fiscal Year Grants

        On November 21, 2017, executives, including the Named Executive Officers (other than Mr. Shor who was not then an NEO), were granted time-based restricted stock. Participants must be employees at the end of the three year vesting period to have continuing rights to the awarded stock, except in the event of death, disability or change in control.

        On November 21, 2017, executives, including the Named Executive Officers (other than Mr. Shor who was not then an NEO), were also granted awards of a target amount of performance shares. The actual number of shares that may ultimately be earned, as well as the number of shares of common stock that may be distributed in settling those performance shares, are determined at the end of a three-year performance period starting on October 1, 2017 and ending on September 30, 2020 based on the relative total shareholder return (TSR) of the Company compared to the TSR Peer Group. The total number of performance shares earned and shares of common stock distributed can range from 0% to 200% of the target amount of performance shares granted. Participants must be employees at the end of the performance period to receive a payout, except in the event of death, disability or a change in control.

        On November 21, 2017, executives, including the Named Executive Officers (other than Mr. Shor who was not then an NEO), were granted stock options that expire after ten years. The options vest 33 1/3% per year over three years from the date of grant.

2019 Fiscal Year Grants

        On November 21, 2018, executives, including the Named Executive Officers, were granted time-based restricted stock. The number of shares and value of restricted stock as of September 30, 2019, is listed in the Outstanding Equity Awards at Fiscal Year End table on page 34. Participants must be employees at the end of the three year vesting period to have continuing rights to the awarded stock, except in the event of death, disability or a change in control.

        On November 21, 2018, executives, including the Named Executive Officers, were also granted awards of a target amount of performance shares. The actual number of shares that may ultimately be earned, as well as the number of shares of common stock that may be distributed in settling those performance shares, are determined at the end of a three-year performance period starting October 1, 2018 and ending September 30, 2021, based on the relative total shareholder return (TSR) of the Company compared to the TSR Peer Group. The total number of performance shares earned and shares of common stock distributed can range from 0% to 200% of the target amount of performance shares granted. Participants must be employees at the end of the performance period to receive a payout, except in the event of death, disability or a change in control.

        Relative TSR compares the results of investing in common stock of the Company versus the stock of other companies in the TSR Peer Group considering both the appreciation or depreciation in share price as well as the value of dividends distributed during the three-year time period. Share price is calculated at the beginning and end of the period using the average closing price for the twenty (20) business days immediately prior to the start of the performance period (October 1) and immediately prior to the end of the performance period (September 30).

        The relative TSR performance metric for the 2018-2021 performance period is determined as follows:

Haynes TSR Versus TSR Peer Group	Payout % of Target Award
50th %ile to 100th %ile	2.0x Haynes Percentile Ranking
30th %ile to 49th %ile	50% + (2.5x {Haynes Percentile Ranking—30%})
<30th percentile	0.0%

        On November 21, 2018 and May 28, 2019, executives, including the Named Executive Officers, were granted stock options that expire after ten years. The options vest 33 1/3% per year over three years from the date of grant. The number of options and exercise prices are listed in the "Grants of Plan-Based Awards Table" on page 33.

  Benefits

        The Named Executive Officers are eligible for the same level and offering of benefits made available to other employees, including the Company's 401(k) plan (which provides for a matching contribution to be made by the Company), health care plan, life insurance plan and other welfare benefit programs. The Company pays premiums for life insurance for each of the Named Executive Officers. The Company's benefits are designed to be competitive with other employers in the central/northern Indiana region to enable it to compete for and retain employees.

        In addition, the Company maintains the Haynes International, Inc. Pension Plan, a defined benefit pension plan for the benefit of certain eligible domestic employees, including certain of the Named Executive Officers who were hired prior to December 31, 2005. As of December 31, 2005, the Pension Plan was closed to new salaried employees and, as of December 31, 2007, the benefits of all salaried participants in the Pension Plan were frozen, and no further benefits will accumulate.

  Perquisites

        The Company provides limited perquisites to certain executives. These arrangements are primarily intended to increase the efficiency of an executive by allowing him or her to focus on business issues and to provide business and community development opportunities. In fiscal 2019, these perquisites consisted of taxable automobile usage and country club memberships for Messrs. Ishwar and Losch. Mr. Ishwar's country club membership was canceled in August of 2019. In fiscal 2019, no single perquisite exceeded $10,000 per person. The Company provides limited perquisites to certain executives. These arrangements are primarily intended to increase the efficiency of an executive by allowing him or her to focus on business issues and to provide business and community development opportunities. In fiscal 2019, these perquisites consisted of taxable automobile usage and country club memberships for Messrs. Ishwar and Losch. Mr. Ishwar's country club membership was canceled in August of 2019. In fiscal 2019, no single perquisite exceeded $10,000 per person. In fiscal 2020, the Compensation Committee voted to eliminate these types of perquisites as of February 1, 2020.

  Non-Qualified Deferred Compensation Plan

        The Compensation Committee approved implementation of a non-qualified deferred compensation plan for independent directors and executive officers effective November 20, 2017. The plan provides the opportunity to defer current compensation and taxes until a future date, and to receive tax deferred investment returns on deferred amounts. The plan allows directors to defer up to 100% of their annual cash retainers and up to 100% of their annual equity grants. The plan allows eligible employees to defer up to 80% of their base salary, up to 100% of MIP and up to 100% of Long Term Incentive awards.

  CEO Compensation

        The Company entered into an interim Employment Agreement with Mr. Shor on June 1, 2018, which was superseded by an Employment Agreement entered into on September 1, 2018, under which Mr. Shor agreed to serve as the President and Chief Executive Officer of the Company on a full-time basis for an initial term ending on September 30, 2020, provided that the initial employment term will automatically extend for additional one-year periods commencing on October 1, 2020 and on each anniversary thereafter, unless the Board or Mr. Shor provides written notice to the other to the contrary at least 90 days prior to the end of the then current term.

        Under the terms of Mr. Shor's September 1, 2018 Employment Agreement, Mr. Shor is (a) entitled to receive a base salary at a rate of $580,000 per year, subject to adjustment as approved by the Compensation Committee (b) eligible to receive an annual bonus ranging from 40% to 120% of Mr. Shor's base salary (with the target amount set at 80%), based upon the achievement by the Company of specific performance requirements measured over the Company's fiscal year, as determined by the Compensation Committee, (c) eligible for grants of equity awards under the Company's equity incentive plans in the sole and absolute discretion of the Board and (d) entitled to reimbursement for certain travel and relocation expenses. Mr. Shor is also entitled to participate in the Company's benefit plans and programs provided to Company executives generally, subject to eligibility requirements and other terms and conditions of those plans. In addition, the Company must use reasonable efforts to secure term life insurance coverage for Mr. Shor in an amount not less than four times his annual salary, subject to certain stipulations. The September 1, 2018 Employment Agreement terminated Mr. Shor's interim Employment Agreement, provided that the equity awards granted to Mr. Shor pursuant to his interim Employment Agreement dated May 29, 2018, remained outstanding on the terms of the relevant award agreements and, to the extent earned, Mr. Shor remained entitled to payment of the MIP bonus provided under the interim agreement. All of the incentive compensation payable pursuant to the September 1, 2018 Employment Agreement is subject to recoupment under the terms of the Company's Clawback Policy.

Tax Implications of the Compensation Committee's Compensation Decisions

        Section 162(m) of the Internal Revenue Code ("Code") generally limits tax deductibility of compensation paid by a public company to its chief executive officer and certain other executive officers in any year to $1 million in the year compensation becomes taxable to the executive. Prior to the 2017 Tax Cuts and Jobs Act, certain compensation was exempt from the deduction limit to the extent it met the requirements to be considered "qualified performance-based compensation" as previously defined in Section 162(m). The 2017 Tax Cuts and Jobs Act eliminated that exemption. Certain arrangements entered into prior to November 2, 2017 are considered "grandfathered" and compensation paid under such arrangements will continue to be deductible until the arrangements are materially modified.

        The Compensation Committee has historically considered Section 162(m) in the design of incentive plans to preserve the corporate tax deductibility of compensation. However, in light of the changes to Section 162(m), the Committee anticipates that a larger portion of future compensation paid to the Company's NEOs will be subject to a tax deduction disallowance under Section 162(m). The Compensation Committee recognizes that factors other than tax deductibility should be considered in determining the forms and levels of executive compensation most appropriate and in the best interests of the Company and its stockholders. Annually, the Compensation Committee reviews all compensation programs and payments, including the tax impact on the Company.

Compensation Tables and Narrative Disclosure

        The following tables, footnotes and narratives provide information regarding the compensation, benefits and equity holdings in the Company for the persons who acted as CEO, CFO and the other Named Executive Officers in fiscal 2019.

  Summary Compensation Table

        The narrative and footnotes below describe the total compensation disclosed in the below Summary Compensation Table for fiscal 2017, 2018 and 2019 to the Named Executive Officers. For

information on the role of each element of compensation within the total compensation package, please see the discussion above under "Compensation Discussion and Analysis".

        Salary—This column represents the base salary earned during fiscal 2017, 2018 and 2019, including any amounts invested by the Named Executive Officers in the Company's 401(k) plan.

        Stock Awards—This column represents the fair value of the restricted stock and performance share grants, computed in accordance with FASB ASC Topic 718.

        Option Awards—This column represents the compensation expense the Company recognized for financial statement reporting purposes, computed in accordance with Financial Accounting Standards Board ASC Topic 718, with respect to stock options granted in fiscal 2017, 2018 and 2019. For options issued in fiscal 2017, 2018 and 2019, compensation expense was calculated using a fair value methodology and recognized over the vesting period of the stock option.

        Non-Equity Incentive Plan Compensation—This column represents cash bonuses earned in fiscal 2017, 2018 and 2019 by the Named Executive Officers under the 2017, 2018 and 2019 MIP.

        Change in Pension Value and Nonqualified Deferred Compensation Earnings—This column represents the actuarial increase during fiscal 2017, 2018 and 2019 in the pension value for the Named Executive Officers under the Haynes International, Inc. Pension Plan. A description of the Pension Plan can be found below under "Pension Benefits".

        All Other Compensation—This column represents all other compensation paid or provided to the Named Executive Officers for fiscal 2017, 2018 and 2019 not reported in previous columns, such as the Company's matching contributions to 401(k) plans, payment of insurance premiums and costs of providing certain perquisites and benefits.

Name and Principal Position	Year	Salary	Stock Awards(2)	Options(3)	Non-Equity Incentive Plan Compensation(4)	Change in Pension	All Other Comp(5)	Total
M. L. Shor(1)	2019	$579,616	$718,341	$659,292	$352,971	—	$108,898	$2,419,118
President & CEO	2018	$138,462	$297,064	$208,800	$46,167	—	$102,426	$792,919
	2017	—	—	—	—	—	—	—
D. W. Maudlin	2019	$304,530	$212,460	$210,240	$150,812	$18,645	$24,838	$921,525
VP of Finance & CFO	2018	$280,395	$186,591	$56,492	$93,229	—	$24,882	$641,589
	2017	$274,711	$203,042	$55,200	—	—	$24,863	$557,816
D. L. Strobel	2019	$279,903	$151,744	$209,072	—	—	$14,893	$655,612
VP of Operations	2018	$5,288	$35,340	$55,150	—	—	—	$95,778
	2017	—	—	—	—	—	—
V. R. Ishwar	2019	$285,865	$154,979	$185,476	$108,782	$142,969	$34,905	$912,976
VP Marketing and Technology	2018	$278,895	$162,025	$49,187	$77,275	—	$35,893	$603,275
	2017	$273,336	$175,761	$48,300	—	—	$31,101	$528,499
M. C. Losch III	2019	$274,867	$149,016	$207,905	$104,598	$93,517	$33,972	$863,875
VP Sales and Distribution	2018	$267,996	$156,927	$47,239	$74,256	—	$26,624	$573,042
	2017	$262,602	$170,714	$46,288	—	—	$32,816	$512,420

(1)
Mr. Shor became interim President and Chief Executive Officer on May 29, 2018 and became permanent President and Chief Executive Officer on September 1, 2018.

(2)
The amounts listed in the table include restricted stock and performance share awards (PSA's) as valued in accordance with FASB ACS Topic 718. PSA's are valued based on the target number of share awards at grant date which is less than the maximum potential share awards that may be granted at the end of the performance period. If the maximum number of share awards is granted, the stock award amount granted in fiscal 2019 will be $1,127,294 for M. Shor, $333,411 for D. Maudlin, $238,144 for D. Strobel, $233,844 for M. Losch III, and $243,222 for V. Ishwar.

(3)
The options issued in fiscal 2017, 2018 and 2019 were valued pursuant to FASB ASC Topic 718 using a fair value methodology.

(4)
No amounts were earned in fiscal 2017 under the 2017 MIP. Please see the discussion of the MIP under "Compensation Discussion and Analysis".

(5)
Amounts shown in the "All Other Compensation" column include the following:

Name	Year	Dividends On Restricted Stock	Life Insurance	Disability Insurance	401(k) Company Match	401(m) Company Match	Other		Total
M. L. Shor	2019	$12,544	$3,960	$6,368	$13,480	$2,326	$70,220	(1)	$108,898
	2018	$6,732	$570	$1,017	—	—	$94,107		$102,426
	2017	—	—	—	—	—	—		—
D. W. Maudlin	2019	$6,792	$2,196	$5,497	$10,358	—	—		$24,838
	2018	$7,502	$2,023	$5,492	$9,865	—	—		$24,882
	2017	$7,282	$1,835	$5,492	$9,890	$364	—		$24,863
D. L. Strobel	2019	$2,572	$1,764	$1,623	$8,934	—	—		$14,893
	2018	—	—	—	—	—	—		—
V. R. Ishwar	2019	$5,578	$2,059	$5,886	$9,536	$204	$11,642		$34,905
	2018	$6,842	$2,009	$6,858	$9,449	$802	$9,933		$35,893
	2017	$6,930	$1,828	$8,517	$9,504	—	$4,322		$31,101
M.C. Losch III	2019	$5,380	$1,980	$6,281	$5,668	$2,133	$12,530		$33,972
	2018	$6,622	$1,937	$6,281	$4,584	—	$7,200		$26,624
	2017	$6,798	$1,755	$6,281	$6,562	$260	$11,160		$32,816

(1)
Included, in the case of Mr. Shor only, relocation expenses of $68,013 as well as rent reimbursement of $2,206.

  Grants of Plan-Based Awards in Fiscal 2019

        During fiscal 2019, the Named Executive Officers received four types of plan-based awards:

        Management Incentive Plan—On November 21, 2018, the Named Executive Officers were awarded grants under the Company's 2019 MIP. Under the plan, certain employees of the Company, including the Named Executive Officers, were eligible for cash awards if the Company met certain net income targets established by the Compensation Committee for fiscal 2019. The amount of the cash awards could range between 40% and 120% of base salary for Mr. Shor, 25% and 75% of base salary for Messrs. Ishwar and Losch; 32.5% and 97.5% for Mr. Maudlin and 30% and 90% for Mr. Strobel, depending on the level of net income earned by the Company compared to the targeted amount.

        Stock Options—Non-qualified options were granted to the Named Executive Officers on November 21, 2018 and May 28, 2019 under the Haynes International, Inc. 2016 Incentive Compensation Plan. Each option vests in three equal installments on the first, second and third anniversaries of the grant date, remains exercisable for ten years and, except in the case of the May 2019 grant which is described more fully under "Stock Options" on page 26, has an exercise price equal to the closing stock price on the trading day prior to the date of grant.

        Restricted Stock—On November 21, 2018, executives, including the Named Executive Officers, were granted restricted stock under the Haynes International, Inc. 2016 Incentive Compensation Plan which are subject to time-based vesting and will vest on the third anniversary of the date of grant, if the participant is then employed by the Company, except in the event of death, disability or a change in control.

        Performance Share Awards—On November 21, 2018, executives, including the Named Executive Officers, were granted awards of a target amount of performance shares. The actual number of performance shares that may ultimately be earned, as well as the number of shares of common stock that may be distributed in settling those performance shares, are determined at the end of a three-year performance period and will depend on the calculated total shareholder return of the Company at the end of the performance period as compared to the total shareholder return of a peer group of ten companies. The total performance shares earned and shares of common stock distributed can range from 0% to 200% of the target amount granted. Participants must be employees at the end of the performance period to receive a payout, except in the event of death, disability or a change in control.

  Grants of Plan-Based Awards Table

			Est Future Pay Under Inc. Plan			Estimated Future Payouts Under Equity Incentive Plan Awards
												Grant Date FV of Stock & Option(3)
		Grant Date							All Other Stock	All Other Options	Ex or Base Price of Option(2)
Name and Princ Pos	Grant Type		Threshold	Target	Max	Threshold	Target	Max
M. L. Shor	MIP	11/21/18	$232,000	$464,000	$696,000
	Option	11/21/18								29,152	$33.98	$309,303
	Restr. Stock-Time based	11/21/18							9,105			$309,388
	Performance Share Awards(1)	11/21/18				4,551	9,102	18,204	—			$408,953
D. Maudlin	MIP	11/21/18	$99,125	$198,250	$297,375
	Option	11/21/18								8,623	$33.98	$91,490
	Restr. Stock-Time based	11/21/18							2,693			$91,508
	Performance Share Awards(1)	11/21/18				1,346	2,692	5,384				$120,952
D. L. Strobel	MIP	11/21/18	$84,000	$168,000	$252,000
	Option	11/21/18								6,157	$33.98	$65,326
	Restr. Stock-Time based	11/21/18							1,923			$65,344
	Performance Share Awards(1)	11/21/18				962	1,923	3,846				$86,400
V. R. Ishwar	MIP	11/21/18	$71,500	$143,000	$214,500
	Option	11/21/18								6,289	$33.98	$66,726
	Restr. Stock-Time based	11/21/18							1,964			$66,737
	Performance Share Awards(1)	11/21/18				982	1,964	3,928				$88,243
M. C. Losch III	MIP	11/21/18	$68,750	$137,500	$206,250
	Option	11/21/18								6,047	$33.98	$64,159
	Restr. Stock-Time based	11/21/18							1,889			$64,188
	Performance Share Awards(1)	11/21/18				944	1,888	3,776				$84,828

(1)
Target number of performance shares that have not vested. This column represents the target number of performance share to be earned over a three-year performance period and settled in shares of common stock.

(2)
The exercise price of each option is equal to the closing market price of shares of common stock on the trading day prior to the grant date.

(3)
Represents the grant date fair value calculated in accordance with FASB ASC Topic 718, but excludes any forfeiture assumptions related to service-based vesting conditions as prescribed by SEC rules.

  Outstanding Equity Awards at Fiscal Year-End

        The table below provides information on the Named Executive Officers' outstanding equity awards as of September 30, 2019. The equity awards consist of stock options, shares of restricted stock (with time-based and performance-based vesting) and performance share awards. The table includes the following:

        Number of Securities Underlying Unexercised Options (Exercisable)—This column represents options to buy shares of common stock which are fully vested and subject to forfeiture only with respect to a break in service.

        Number of Securities Underlying Unexercised Options (Unexercisable)—This column represents options to buy shares of common stock which are not fully vested. All options vest in three equal annual installments on the first, second and third anniversaries of the grant date.

        Option Exercise Price—All outstanding option exercise prices are equal to the closing market price of shares of common stock on the day prior to grant date.

        Option Expiration Date—This is the date upon which an option will expire if not yet exercised by the option holder. In all cases, this is ten years from the date of grant.

        Number of Shares or Units of Stock that Have Not Vested and Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested—All shares of restricted stock and performance share awards granted to the Named Executive Officers in fiscal 2019 are unvested.

        Market Value of Shares or Units of Stock that Have Not Vested and Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested—The market value of unvested shares of restricted stock is based upon the September 30, 2019 closing price of the Company's common stock of $35.84 and is calculated in accordance with FASB ASC Topic 718.

	Option Awards						Restricted Stock Awards		Performance Share Awards
Name	Grant Date		Number of securities underlying unexercised options (Exercisable)(1)	Number of securities underlying unexercised options (Unexercisable)	Option Exercise Price	Option Expiration Date	Number of Shares that Have Not Vested(2)	Market Value of Shares That Have Not Vested	Number of Awards Not Vested(3)	Market Value of Shares that Have Not Vested
M. L. Shor	06/01/18		15,000	—	$42.58	06/01/28			—	—
	11/21/18			29,152	$33.98	11/21/28	9,105	$326,323	9,102	$507,461
	05/24/19	(a)	—	13,333	$30.54	05/24/29	—	—	—	—
	05/24/19	(b)	—	14,693	$33.59	05/24/29	—	—	—	—
	05/24/19	(c)	—	16,136	$36.65	05/24/29	—	—	—	—
D. W. Maudlin	11/25/11		1,200	—	$55.88	11/25/21	—	—	—	—
	11/20/12		3,300	—	$47.96	11/20/22	—	—	—	—
	11/26/13		4,000	—	$52.78	11/26/23	—	—	—	—
	11/25/14		7,500	—	$46.72	11/25/24	—	—	—	—
	11/24/15		7,300	—	$37.75	11/24/25	—	—	—	—
	11/22/16		3,200	1,600	$40.86	11/22/26	2,175	$77,952	—	—
	11/21/17		1,933	3,867	$31.76	11/21/27	2,850	$102,144	2,500	$89,600
	11/21/18		—	8,623	$33.98	11/21/28	2,693	$96,517	2,692	$96,481
	05/24/19	(a)	—	4,524	$30.54	05/24/29	—	—	—	—
	05/24/19	(b)	—	4,985	$33.59	05/24/29	—	—	—	—
	05/24/19	(c)	—	5,475	$36.65	05/24/29	—	—	—	—
D. L. Strobel	09/17/18		—	5,000	$35.34	9/17/28	1,000	$35,840	—	—
	11/21/18		—	6,157	$33.98	11/21/28	1,923	$68,920	1,923	$68,920
	05/24/19	(a)	—	5,476	$30.54	05/24/29	—	—	—	—
	05/24/19	(b)	—	6,035	$33.59	05/24/29	—	—	—	—
	05/24/19	(c)	—	6,627	$36.65	05/24/29	—	—	—	—
V. R. Ishwar	01/08/10		2,500	—	$34.00	1/08/20	—	—	—	—
	11/24/10		2,100	—	$40.26	11/24/20	—	—	—	—
	11/25/11		1,900	—	$55.88	11/25/21	—	—	—	—
	11/20/12		3,500	—	$47.96	11/20/22	—	—	—	—
	11/26/13		4,000	—	$52.78	11/26/23	—	—	—	—
	11/25/14		7,200	—	$46.72	11/25/24	—	—	—	—
	11/24/15		7,100	—	$37.75	11/24/25	—	—	—	—
	11/22/16		2,800	1,400	$40.86	11/22/26	1,875	$67,200	—	—
	11/21/17		1,683	3,367	$31.76	11/21/17	2,500	$89,600	2,150	$77,056
	11/21/18		—	6,289	$33.98	11/21/28	1,964	$70,390	1,964	$70,390
	05/24/19	(a)	—	4,524	$30.54	05/24/29	—	—	—	—
	05/24/19	(b)	—	4,985	$33.59	05/24/29	—	—	—	—
	05/24/19	(c)	—	5,475	$36.65	05/24/29	—	—	—	—
M. C. Losch II	01/08/10		3,700	—	$34.00	1/08/20	—	—	—	—
	11/24/10		2,300	—	$40.26	11/24/20	—	—	—	—
	11/25/11		1,900	—	$55.88	11/25/21	—	—	—	—
	11/20/12		3,400	—	$47.96	11/20/22	—	—	—	—
	11/26/13		4,000	—	$52.78	11/26/23	—	—	—	—
	11/25/14		7,200	—	$46.72	11/25/24	—	—	—	—
	11/24/15		6,900	—	$37.75	11/24/25	—	—	—	—
	11/22/16		2,683	1,342	$40.86	11/22/26	1,825	$65,408	—	—
	11/21/17		1,617	3,233	$31.76	11/21/27	2,400	$86,016	2,100	$75,264
	11/21/18		—	6,047	$33.98	11/20/28	1,889	$67,702	1,888	$67,666
	05/24/19	(a)	—	5,476	$30.54	05/24/29	—	—	—	—
	05/24/19	(b)	—	6,035	$33.59	05/24/29	—	—	—	—
	05/24/19	(c)	—	6,627	$36.65	05/24/29	—	—	—	—

(1)
Except as noted, vest in three equal annual installments on the first, second and third anniversaries of the grant date.

(2)
Vest on the third anniversary of the grant date.

(3)
Vest on the third anniversary of the grant date if the Company has met a relative total shareholder return goal.

Option Exercises and Stock Vested

        The following table provides information concerning the exercise of stock options and vesting of restricted stock awards for the Named Executive Officers in fiscal 2019.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
M. L. Shor	—	—	7,650	$230,488
D. W. Maudlin	—	—	1,750	$57,260
D. L. Strobel	—	—	—	—
V. R. Ishwar	—	—	1,700	$55,624
M. C. Losch II	2,084	$24,362	1,650	$53,988

(1)
This column is calculated by multiplying the number of shares acquired by the closing price of a share of Common Stock on the vesting date. The Named Executive Officers had the following stock awards vest in fiscal 2018:

Name	Type of Award	Vesting Date	Number of Shares Acquired on Vesting (#)	Closing Price on Vesting Date ($/Share)	Value Realized on Vesting ($)
M.L. Shor	Time-Based Restricted Stock	11/24/18	2,650	$33.14	$84,838
M.L. Shor	Time-Based Restricted Stock	06/01/19	5,000	$29.13	$145,650
D.W. Maudlin	Time-Based Restricted Stock	11/24/18	1,750	$32.72	$57,260
D.L. Strobel	Time-Based Restricted Stock	—	—	—	—
V.R. Ishwar	Time-Based Restricted Stock	11/24/18	1,700	$32.72	$55,624
M.C. Losch II	Time-Based Restricted Stock	11/24/18	1,650	$32.72	$53,988

  Pension Benefits

        The Company maintains a defined benefit pension plan for the benefit of eligible domestic employees designated as the Haynes International, Inc. Pension Plan. The pension plan is qualified under Section 401 of the Internal Revenue Code, permitting the Company to deduct for federal income tax purposes all amounts the Company contributes to the pension plan pursuant to funding requirements. The following table sets forth the present value of accumulated benefits payable in installments after retirement, based on retirement at age 65. As of December 31, 2005, the Pension Plan was closed to new salaried employees and, as of December 31, 2007, the benefits of all salaried participants in the Pension Plan were frozen and no further benefits will accumulate. No payments were made to any of the Named Executive Officers pursuant to the Pension Plan in fiscal 2018.

Name	Year	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit
M. L. Shor	2019	Defined Benefit	N/A	—
D. W. Maudlin	2019	Defined Benefit	14	$80,116
D. L. Strobel	2019	Defined Benefit	N/A	—
V. R. Ishwar	2019	Defined Benefit	34	$824,333
M. C. Losch III	2019	Defined Benefit	31	$531,918

        Participants in the pension plan are eligible to receive an unreduced pension annuity upon the first to occur of (i) reaching age 65, (ii) reaching age 62 and completing ten years of benefit service or (iii) completing 30 years of benefit service. The final option is available only for salaried employees who were plan participants in the pension plan on March 31, 1987. For salaried employees who retire on or after July 2, 2002 under option (i) or (ii) above, the normal monthly pension benefit provided under the pension plan is the greater of (i) 1.6% of the employee's average monthly earnings multiplied by years of benefit service, plus an additional 0.5% of the employee's average monthly earnings, if any, in excess of Social Security covered compensation multiplied by years of benefit service up to 35 years, or (ii) the employee's accrued benefits as of September 30, 2002. For salaried employees who retire on or after July 2, 2002 under option (iii) above (with 30 years of benefit service), the normal monthly pension provided under the pension plan is equal to one of the following as elected by the participant: (i) the accrued benefit as of March 31, 1987 plus any supplemental retirement benefit payable to age 62; (ii) the accrued benefit as of March 31, 1987 plus any supplemental retirement benefit payable to any age elected by the participant (prior to 62) and thereafter the actuarial equivalent of the benefit payable for retirement under options (i) and (ii) above; or (iii) if the participant is at least age 55, the actuarial equivalent of the benefit payable for retirement under options (i) and (ii) above. There are provisions for delayed retirement, early retirement benefits, disability retirement, death benefits, optional methods of benefits payments, payments to an employee who leaves after five or more years of service and payments to an employee's surviving spouse. Participants' interests are vested and they are eligible to receive pension benefits after completing five years of service. However, all participants as of October 1, 2001 became 100% vested in their benefits on that date. Vested benefits are generally paid to retired employees beginning at or after age 55.

  Non-Qualified Deferred Compensation Plan

        The Compensation Committee approved implementation of a non-qualified deferred compensation plan for independent directors and executive officers effective November 20, 2017. The plan provides the opportunity to defer current compensation and taxes until a future date, and to receive tax deferred investment returns on deferred amounts. The plan allows directors to defer up to 100% of their annual cash retainer, annual committee chair cash retainers and annual equity grants. The plan allows eligible employees to defer up to 80% of their base salaries, up to 100% of MIP and up to 100% of long term incentive awards.

        Mr. Shor deferred 2,650 shares in 2017 while serving as an independent director.

Executive	Executive Contributions in 2019	Haynes Contributions in 2019	Aggregate Earnings from Deferred Shares in 2019	Aggregate Withdrawals Distributions in 2019	Aggregate Balance at 09/30/2019
M.L. Shor	$0.00	$0.00	$1,325.00	$0.00	$94,976.00

  Potential Payments Upon Termination or Change of Control

        As described in the Compensation Discussion and Analysis, Mr. Shor has an Employment Agreement and the other Named Executive Officers have termination benefits agreements that provide for payments to the Named Executive Officers at, following or in connection with a termination of their employment in the circumstances described in those agreements. In addition, certain of the Company's compensation plans and arrangements provide for acceleration of vesting of outstanding unvested options and restricted stock in certain circumstances described therein, including a "change of control" of the Company.

        The information below generally describes payments or benefits payable to the Named Executive Officers (including Mr. Shor) under agreements between the Named Executive Officers and the Company or under the Company's compensation plans and arrangements in the event of a change of control of the Company or the termination of the Named Executive Officer's employment, whether prior to or following a change of control of the Company. Any such payments or benefits that a Named Executive Officer has elected to defer would be provided in accordance with the requirements of Internal Revenue Code Section 409A. Payments or benefits under other plans and arrangements that are generally available to the Company's employees on similar terms are not described. Certain capitalized terms used in this discussion are defined under the caption "Certain Definitions" below.

  Conditions and Obligations Applicable to Receipt of Termination/Change of Control Payments

        Under the applicable compensation agreements, each Named Executive Officer has agreed not to compete with, or solicit the employees of the Company during and for a one-year period (two years for Mr. Shor) after termination of employment. Further, each Named Executive Officer is obligated to maintain the confidentiality of Company information and to assign all inventions, improvements, discoveries, designs, works of authorship, concepts or ideas or expressions thereof to the Company. The Company is entitled to cease making payments or providing benefits due under the applicable agreement if the Named Executive Officer breaches the confidentiality, non-competition or non-solicitation provisions of the agreement.

        As a condition to the receipt of the payments and other benefits to be received by the Named Executive Officers under the applicable agreements upon termination of employment, each Named Executive Officer must execute and deliver to the Company a release of all claims against the Company, including claims arising out of his employment with the Company. Certain payments to Mr. Shor are required to be made or commence on the date that the release executed by him in connection with the termination of his employment becomes effective (generally seven days following execution thereof by Mr. Shor). In addition to the release, Named Executive Officers may be asked to sign letter agreements reaffirming their applicable confidentiality, non-competition and non-solicitation obligations and may enter into extended non-competition agreements with the Company.

  Payments Made Upon Death or Disability

        Upon death or total disability, the Company's compensation plans and arrangements for the Named Executive Officers provide as follows:

  •
  Each Named Executive Officer (other than Mr. Shor) or his heirs, estate, personal representative or legal guardian, as appropriate, is entitled to receive a lump sum payment equal to the sum of (i) the Named Executive Officer's earned but unpaid base salary and bonus through the termination date; (ii) any reimbursable expenses incurred by the Named Executive Officer and not reimbursed as of the termination date; and (iii) a bonus for the fiscal year in which the termination date occurs in an amount equal to his target bonus for such fiscal year pro-rated based upon the number of days he worked in the fiscal year in which the termination date occurs.

  •
  Mr. Shor or his heirs, estate, personal representative or legal guardian, as appropriate, is entitled to receive a lump sum payment equal to the sum of (i) his earned but unpaid base salary through the termination date; (ii) any bonus earned prior to the termination date that remains unpaid on the termination date; (iii) any reimbursable expenses incurred by Mr. Shor and not reimbursed as of the termination date, and (iv) health and welfare benefits through the date on which the termination occurs.

  •
  All unvested stock options held by the Named Executive Officer will vest immediately and all options will remain exercisable for six months from the termination date in the case of options granted under the 2009 Restricted Stock Plan or five years in the case of options granted under the 2016 Incentive Compensation Plan, but in no event later than the expiration date of such stock options as specified in the applicable option agreement.

  •
  All restrictions on transfer of any shares of restricted stock held by the Named Executive Officer on the termination date, including vesting conditions, will lapse as of the termination date and performance based restricted stock and performance shares will be deemed earned, so long as the Named Executive Officer has been continuously employed by the Company between the grant date and the termination date.

  •
  In the case of death, the Named Executive Officer's designated beneficiary is entitled to receive the death benefit under a Company-provided life insurance policy in the amount of two times the Named Executive Officer's base salary (four times base salary for Mr. Shor).

  •
  In the case of total disability, the Named Executive Officer will be entitled to disability benefits under the Company's executive long-term disability plans. Each Named Executive Officer is entitled to disability benefits under a group plan and an individual plan. The group plan provides for a monthly benefit equal to 50% of monthly base salary, subject to a maximum benefit of $10,000 per month. The individual plan provides for a monthly benefit equal to 70% of monthly base salary, subject to a maximum benefit of $5,000 per month. Benefits under the plan are payable monthly beginning 90 days after the employee becomes disabled and continuing until age 65.

  Payments Made Upon Other Termination

        If the employment of any of the Named Executive Officers (other than Mr. Shor) is terminated by the Company for "cause" (as defined in the Termination Benefits Agreements), or is terminated by the Named Executive Officer without "good reason"(as defined in the Termination Benefits Agreements), the Named Executive Officer would be entitled to receive a lump sum cash payment equal to the sum of (i) the Named Executive Officer's earned but unpaid base salary through the termination date; (ii) any accrued but unpaid compensation, including any unpaid bonus compensation; and (iii) any reimbursable expenses incurred by the Named Executive Officer and not reimbursed as of the termination date.

        If, prior to or more than 12 months after any change of control, the employment of any Named Executive Officer (other than Mr. Shor) is terminated by the Company without "cause" or is terminated by the Named Executive Officer with "good reason", the Named Executive Officer would be entitled to receive a lump sum payment equal to the sum of (i) the Named Executive Officer's earned but unpaid base salary through the termination date; (ii) any accrued but unpaid compensation, including any unpaid bonus compensation; (iii) any reimbursable expenses incurred by the Named Executive Officer and not reimbursed as of the termination date; and (iv) a bonus for the fiscal year in which the termination date occurs in an amount equal to his target bonus for such fiscal year pro-rated based upon the number of days he worked in the fiscal year in which the termination date occurs.

        If Mr. Shor's employment is terminated by the Company for "cause" (as defined in his Employment Agreement), or by Mr. Shor without "good reason" (as defined in his Employment Agreement), Mr. Shor is entitled to receive a lump sum payment equal to the sum of (i) his earned but unpaid base salary through the termination date; (ii) any bonus earned prior to the termination date that remains unpaid on the termination date; and (iii) any reimbursable expenses incurred by Mr. Shor and not reimbursed as of the termination date. He would also be entitled to continuation of health and welfare benefits through the termination date.

        If, prior to or more than 24 months after a change of control, Mr. Shor's employment is terminated by the Company without "cause" or by Mr. Shor for "good reason",

  •
  Mr. Shor is entitled to receive a lump sum payment equal to the sum of (i) his earned but unpaid base salary through the termination date; (ii) any bonus earned prior to the termination date that remains unpaid on the termination date; and (iii) any reimbursable expenses incurred by Mr. Shor and not reimbursed as of the termination date. He would also be entitled to continuation of health and welfare benefits through the termination date.

  •
  Mr. Shor is entitled to a continuation of his annual salary as in effect immediately prior to such termination date through the end of the then current employment term, payable in accordance with the then prevailing payroll practices of the Company.

  •
  If Mr. Shor is not otherwise entitled to a bonus for the same period or fiscal year as part of his termination benefits, Mr. Shor is entitled to receive a bonus for the fiscal year in which the termination date occurs in an amount equal to his target bonus for such fiscal year pro-rated based upon the number of whole months he worked in the fiscal year in which the termination date occurs.

  Payments Made Upon or Following a Change of Control

        The Company's 2009 Restricted Stock Plan and the 2016 Incentive Compensation Plan provide that all restrictions imposed on shares of restricted stock subject to restricted stock awards under the plan, including vesting conditions, lapse upon a change of control and performance based restricted stock and performance shares will be deemed earned. Similarly, all unvested stock options issued pursuant to the Company's stock option plans vest automatically upon the occurrence of the events described in clauses (i) or (ii) of the definition of a "change of control" below, and the Board of Directors has discretion to accelerate the vesting of unvested stock options in the event of any other event constituting a change of control. In the event that the employment of a Named Executive Officer (other than Mr. Shor) is terminated by the Company without "cause" or by the Named Executive Officer for "good reason" within 12 months following a change of control,

  •
  The Named Executive Officer is entitled to receive a lump sum payment equal to the sum of (i) the Named Executive Officer's accrued but unpaid base salary through the termination date; (ii) any accrued but unpaid compensation, including any unpaid bonus compensation; (iii) any reimbursable expenses incurred by the Named Executive Officer and not reimbursed as of the termination date; (iv) a bonus for the fiscal year in which the termination date occurs in an amount equal to his target bonus for such fiscal year pro-rated based upon the number of days he worked in the fiscal year in which the termination date occurs; and (v) an amount equal to one year's base salary.

  •
  Subject to the discretion of the Board of Directors as described above, all unvested stock options held by the Named Executive Officer will vest immediately and all options will remain exercisable for one year from the termination date, but in no event later than the expiration date of such stock options as specified in the applicable option agreement.

  •
  The Named Executive Officer and his dependents are entitled to medical, hospitalization and life insurance benefits that he received immediately prior to termination for a period of one year following the termination date, unless the Named Executive Officer obtains comparable benefits from another employer.

        If Mr. Shor's employment is terminated by the Company without "cause" or by Mr. Shor for "good reason" within 24 months after a change of control,

  •
  Mr. Shor is entitled to receive a lump sum payment equal to the sum of (i) his earned but unpaid base salary through the termination date; (ii) any bonus earned prior to the termination date that remains unpaid on the termination date; and (iii) any reimbursable expenses incurred by Mr. Shor and not reimbursed as of the termination date.

  •
  Mr. Shor is entitled to a cash payment equal to two times his annual salary as in effect immediately prior to the termination date, payable in equal monthly installments of one-twenty-fourth of the total amount of the cash payment.

  •
  Any unvested stock options held by Mr. Shor as of the termination date will become vested and exercisable and will remain exercisable after the termination date for a period equal to the lesser of (i) six months following the termination date or (ii) the expiration of the original exercise period of such option.

  •
  Mr. Shor and his dependents are entitled to medical, hospitalization and life insurance benefits that he received immediately prior to termination through and including the termination date.

  Certain Definitions

        A termination for "cause", as defined in the Termination Benefits Agreements and Mr. Shor's Employment Agreement, means a termination by reason of the good faith determination of the Company's Board of Directors that the Named Executive Officer (1) continually failed to substantially perform his duties to the Company (other than a failure resulting from his medically documented incapacity due to physical or mental illness), including, without limitation, repeated refusal to follow the reasonable directions of the Company's Chief Executive Officer (or, in Mr. Shor's case, the Board), knowing violation of the law in the course of performance of his duties with the Company, repeated absences from work without a reasonable excuse or intoxication with alcohol or illegal drugs while on the Company's premises during regular business hours, (2) engaged in conduct which constituted a material breach of the confidentiality, non-competition or non-solicitation provisions of the applicable agreement, (3) was indicted (or equivalent under applicable law), convicted of or entered a plea of nolo contendere to the commission of a felony or crime involving dishonesty or moral turpitude, (4) engaged in conduct which is demonstrably and materially injurious to the financial condition, business reputation, or otherwise of the Company or its subsidiaries or affiliates or (5) perpetuated a fraud or embezzlement against the Company or its subsidiaries or affiliates, and in each case the particular act or omission was not cured, if curable, in all material respects by the Named Executive Officer within thirty (30) days (or by Mr. Shor within 15 days) after receipt of written notice from the Board.

        The term "change of control" has varying definitions under the different plans and agreements, but generally means the first to occur of the following: (i) any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing a majority of the combined voting power of the Company's then outstanding securities (assuming conversion of all outstanding non-voting securities into voting securities and the exercise of all outstanding options or other convertible securities); (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the effective date, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the effective date or whose appointment, election or nomination for election was previously so approved or recommended; (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent, either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof, a majority of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing a majority of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, or to an entity a majority of the combined voting power of the voting securities of which is owned by substantially all of the stockholders of the Company immediately prior to such sale in substantially the same proportions as their ownership of the Company immediately prior to such sale.

        The term "good reason" means the occurrence of any of the following actions or failures to act if it is not consented to by the Named Executive Officer in writing: (a) a material adverse change in the Named Executive Officer's duties, reporting responsibilities, titles or elected or appointed offices; (b) a material reduction by the Company in the Named Executive Officer's base salary or annual bonus opportunity, not including any reduction resulting from changes in the market value of securities or other instruments paid or payable to the Named Executive Officer; or (c) solely with respect to Mr. Shor, any change of more than 50 miles in the location of the principal place of Mr. Shor's employment. None of the actions described in clauses (a) and (b) above shall constitute "good reason" if it was an isolated and inadvertent action not taken in bad faith by the Company and if it is remedied by the Company within 30 days after receipt of written notice thereof given by the Named Executive Officer (or, if the matter is not capable of remedy within 30 days, then within a reasonable period of time following such 30-day period, provided that the Company has commenced such remedy within said 30-day period); provided that "good reason" ceases to exist for any action described in clauses (a) and (b) above on the 60th day following the later of the occurrence of such action or the Named Executive Officer's knowledge thereof, unless the Named Executive Officer has given the Company written notice thereof prior to such date.

  Quantification of Payments and Benefits

        The following tables quantify the potential payments and benefits upon termination or a change of control of the Company for each of the Named Executive Officers assuming the Named Executive Officer's employment terminated on September 30, 2019, given the Named Executive Officer's compensation and service level as of that date and, if applicable, based on the Company's closing stock price of $35.84 on that date. Other assumptions made with respect to specific payments or benefits are set forth in applicable footnotes to the tables. Information regarding the present value of pension benefits for each of the Named Executive Officers is set forth above under the caption "Pension Benefits" on page 35. Due to the number of factors that affect the nature and amount of any payments or benefits provided upon a termination or change of control, including, but not limited to, the date of any such event, the Company's stock price and the Named Executive Officer's age, any actual amounts paid or distributed may be different. None of the payments set forth below would be grossed-up for taxes.

M. L. Shor

Executive Benefits and Payments Upon Termination	Death		Disability		Voluntary or For Cause Term.	Invol. Term. Not for Cause or Term. for Good Reason		Change of Control
Performance-based Cash Payment(1)	$464,000		$464,000		—	$464,000		$464,000	(3)
Cash Severance	—		—		—	$580,000	(2)	$1,160,000	(3)
Stock Options(4)	$157,947		$157,947		—	—		$157,947
Restricted Stock—Time(5)	$326,323		$326,323		—	—		$326,323
Performance share awards(6)	$326,216		$326,216		—	—		$326,216
Life, Long-Term Disability and Health Insurance Benefits	$2,320,000	(7)	$827,298	(8)	—	—		$14,774
Reduction due to 280G(9)	—		—		—	—		$(91,200)

 D. W. Maudlin

Executive Benefits and Payments Upon Termination	Death		Disability		Voluntary or For Cause Term.	Invol. Term. Not for Cause or Term. for Good Reason	Change of Control
Performance-based Cash Payment(1)	$198,250		$198,250		—	$198,250	$198,250	(9)
Cash Severance	—		—		—	—	$305,000	(9)
Stock Options(4)	$67,010		$67,010		—	—	$67,010
Restricted Stock—Time(5)	$276,613		$276,613		—	—	$276,613
Performance share awards(6)	$186,081		$186,081		—	—	$186,081
Life, Long-Term Disability and Health Insurance Benefits	$610,000	(7)	$1,805,164	(8)	—	—	$15,136

D.L. Strobel

Executive Benefits and Payments Upon Termination	Death		Disability		Voluntary or For Cause Term.	Invol. Term. Not for Cause or Term. for Good Reason	Change of Control
Performance-based Cash Payment(1)	$168,000		$168,000		—	$168,000	$168,000	(9)
Cash Severance	—		—		—	—	$280,000	(9)
Stock Options(4)	$56,554		$56,554		—	—	$56,554
Restricted Stock—Time(5)	$104,760		$104,760		—	—	$104,760
Performance share awards(6)	$68,920		$68,920		—	—	$68,920
Life, Long-Term Disability and Health Insurance Benefits	$560,000	(7)	$1,126,753	(8)	—	—	$(86,255)

V. R. Ishwar

Executive Benefits and Payments Upon Termination	Death		Disability		Voluntary or For Cause Term.	Invol. Term. Not for Cause or Term. for Good Reason	Change of Control
Performance-based Cash Payment(1)	$143,000		$143,000		—	$143,000	$143,000	(9)
Cash Severance	—		—		—	—	$286,000	(9)
Stock Options(4)	$60,628		$60,628		—	—	$60,628
Restricted Stock—Time(5)	$227,190		$227,190		—	—	$227,190
Performance share awards(6)	$147,446		$147,446		—	—	$147,446
Life, Long-Term Disability and Health Insurance Benefits	$572,000	(7)	—	(8)	—	—	$14,999

M. C. Losch III

Executive Benefits and Payments Upon Termination	Death		Disability		Voluntary or For Cause Term.	Invol. Term. Not for Cause or Term. for Good Reason	Change of Control
Performance-based Cash Payment(1)	$137,500		$137,500		—	$137,500	$137,500	(9)
Cash Severance	—		—		—	—	$275,000	(9)
Stock Options(4)	$67,040		$67,040		—	—	$67,040
Restricted Stock—Time(5)	$219,126		$219,126		—	—	$219,126
Performance share awards(6)	$142,930		$142,930		—	—	$142,930
Life, Long-Term Disability and Health Insurance Benefits	$550,000	(7)	$979,147	(8)	—	—	$14,920

(1)
Represents base salary as of September 30, 2019 multiplied by the target percentage of the fiscal year 2019 MIP.

(2)
In the case of termination by the Company without cause, Mr. Shor would be paid through the end of his Employment Agreement which expires on September 30, 2020.

(3)
Represents the amount payable to Mr. Shor if his employment is terminated within 24 months after a change of control by the Company without "cause" or by Mr. Shor for "good reason".

(4)
Represents market value of $35.84 per share minus the exercise price for all unvested options (but not less than zero). The number of unvested options for each Named Executive Officer is set forth in the Outstanding Equity Awards at Fiscal Year End table at page 25 above.

(5)
Represents the market value of $35.84 of all time-based restricted stock awards at target in the case of death or disability and in the case of a change of controls. The number of time-based restricted stock awards for each Named Executive Officer is set forth in the Outstanding Equity Awards at Fiscal Year End table at page 25 above.

(6)
Represents the market value at $35.84 of all unvested performance share awards at target in the case of death or disability not in the case of a change of control. The number of unvested performance share awards for each Named Executive Office is set forth in the Outstanding Equity Awards at Fiscal Year End table at page 25 above.

(7)
Represents death benefit under a life insurance policy, the premiums on which are paid by the Company, equal to four times base salary for Mr. Shor and two times base salary for the other Named Executive Officers.

(8)
Represents the present value of benefits payable under the Company's executive long-term disability plans, determined using the same discount rate used to determine the Company's funding obligation under the pension plan.

(9)
Represents the amount payable to the Named Executive Officer if his employment is terminated within 12 months (24 months for Mr. Shor) after a change of control by the Company without "cause" or by the Named Executive Officer for "good reason".

  CEO Pay Ratio

        As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, the Company is providing the following information about the relationship of the annual total compensation of Michael Shor, President and Chief Executive Officer of the Company, to the annual total compensation of the "median" Company employee, determined as described below (the "CEO Pay Ratio"):

        For fiscal 2019:

  •
  the annual total compensation of the employee identified as the median employee of the Company (other than the Chief Executive Officer) was $82,049; and

  •
  the annual total compensation of the Chief Executive Officer for purposes of determining the CEO Pay Ratio was $2,348,898.

Based on this information, the ratio of the annual total compensation of the Chief Executive Officer to the median employee's annual total compensation was estimated to be 28.6 to 1 for fiscal 2019.

        This CEO Pay Ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on the Company's payroll and employment records and the methodology described below. The SEC rules for identifying the median compensated employee and calculating the CEO Pay Ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

        To identify the median of the annual total compensation of all of the Company's employees, as well as to determine the annual total compensation of the "median employee", the methodology and the material assumptions, adjustments and estimates used were as follows:

        The Company determined that, as of September 30, 2019, the Company's employee population consisted of approximately 1,150 individuals globally. The Company selected September 30, 2019, which was the last day of fiscal 2019, as the date upon which the Company would identify the "median employee".

        In accordance with the "de minimis exemption" adjustment permitted by SEC rules, which allows the exclusion of certain employees working in jurisdictions outside of the United States of America in an aggregate maximum equal to less than five percent of the Company's total employees, all employees of the Company's affiliates located in China (ten employees) and Singapore (three employees) were excluded from the calculation used to determine the median employee. To identify the median employee from the employee population, the Company collected actual salary, bonus paid, other lump sums, life insurance premiums and 401(k) plan matches paid by the Company during the 12-month period ended September 30, 2019. In making this determination, the Company annualized the compensation of all newly hired employees during this period.

        In determining Mr. Shor's compensation for purposes of the CEO Pay Ratio, the Company adjusted the compensation reported on the Summary Compensation Table on page 31 to reflect his compensation, excluding costs to relocate him from his residence prior to joining the Company. For purposes of calculating the CEO Pay Ratio, this resulted in total annual compensation of $2,348,898 for the Chief Executive Officer as opposed to the amount shown on Summary Compensation Table of $2,419,118.

Audit Committee Report

        The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the Annual Report on Form 10-K for the year ended September 30, 2019 with the Company's management and the independent auditors. These reviews included quality, not just acceptability, of accounting principles, reasonableness of significant judgments and clarity of disclosures in financial statements. Management is responsible for the financial statements and the reporting process, including administering the systems of internal control. The independent registered public accounting firm is responsible for performing an independent audit of the Company's financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, as well as expressing an opinion on the effectiveness of the Company's internal control over financial reporting.

        The Audit Committee discussed with the independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the PCAOB and the Commission. In addition, the Audit Committee has discussed with the independent registered public accounting firm the auditors' independence from the Company and its management, including the matters in the written disclosures and letter received by the Audit Committee, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and considered the compatibility of non-audit services with the auditors' independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2019, for filing with the SEC, and the Board of Directors has so approved the audited financial statements.

  Respectfully submitted,

  Donald C. Campion, Chair
  John C. Corey
  Dawne S. Hickton
  Larry O. Spencer
  William P. Wall

7.     RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        In accordance with its charter, the Audit Committee has selected the firm of Deloitte & Touche LLP ("Deloitte"), an independent registered public accounting firm, to be the Company's auditors for the fiscal year ended September 30, 2020, and the Board of Directors is asking stockholders to ratify that selection. The Company is not required to have the stockholders ratify the selection of Deloitte as the independent auditor. The Company nonetheless is doing so because the Company believes it is a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider the retention of Deloitte, but ultimately may decide to retain Deloitte as the Company's independent auditor. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time if it determines that such a change would be in the best interests of the Company and its stockholders. Before selecting Deloitte, the Audit Committee carefully considered that firm's qualifications as an independent registered public accounting firm for the Company. This included a review of its performance in prior years, including the firm's efficiency, integrity and competence in the fields of accounting and auditing. The Company has been advised by Deloitte that neither it nor any of its associates has any direct or material indirect financial interest in the Company.

        Deloitte has acted as the independent registered public accounting firm for Haynes and its predecessors since 1998. Its representatives are expected to be present at the annual meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions concerning the audit of the Company's financial statements.

        Audit Fees—The Company has paid, or expects to pay, audit fees (including cost reimbursements) to Deloitte for the fiscal years ended September 30, 2018 and 2019, including fees for an integrated audit which included the Sarbanes-Oxley attestation audit and reporting to the Securities and Exchange Commission (SEC), of $1,027,266 and $1,098,596, respectively.

        Audit-Related Fees—The Company has paid, or expects to pay, fees (including cost reimbursements) to Deloitte for audit-related services during fiscal 2018 and 2019 of $601,381 (comprised primarily of fees relating to due diligence for an acquisition that was not completed) and $16,100, respectively. These services related primarily to benefit plan audits and special projects.

        Tax Fees—The Company has paid, or expects to pay, fees (including cost reimbursements) to Deloitte for services rendered related to tax compliance, tax advice and planning during fiscal 2018 and 2019 of $371,117 and $459,197, respectively. Services included preparation of federal and state tax returns, tax planning and assistance with various business issues including correspondence with taxing authorities.

        All Other Fees—The Company did not incur any additional fees for services rendered by Deloitte in the fiscal years ended September 30, 2018 and 2019.

        The Audit Committee reviewed the audit and non-audit services rendered by Deloitte and concluded that such services were compatible with maintaining the auditors' independence. All audit and non-audit services performed by the Company's independent registered public accounting firm are approved in advance by the Board of Directors or the Audit Committee to ensure that such services do not impair the auditors' independence.

        The Company's policies require that the scope and cost of all work to be performed for the Company by its independent registered public accounting firm must be pre-approved by the Audit Committee. Prior to the commencement of any work by the independent registered public accounting firm on behalf of the Company, the independent registered public accounting firm provides an engagement letter describing the scope of the work to be performed and an estimate of the fees. The Audit Committee and the Chief Financial Officer must review and approve the engagement letter and the fee estimate before authorizing the engagement. The Audit Committee pre-approved 100% of the services rendered by Deloitte in fiscal 2018 and 2019.

The Board of Directors unanimously recommends that stockholders vote FOR this proposal.

8.  APPROVAL OF 2020 INCENTIVE COMPENSATION PLAN

        The stockholders are being asked to approve the Haynes International, Inc. 2020 Incentive Compensation Plan (the "2020 Plan") and the reservation of 600,000 shares of common stock (or common stock equivalents) for issuance thereunder.

        On January 15, 2020, upon recommendation of the Compensation Committee, the Board of Directors approved the 2020 Plan and submittal of the 2020 Plan to the stockholders for their consideration and approval. The 2020 Plan will become effective if, and as of the date, approved by the stockholders. The 2020 Plan would replace the Company's current Haynes International, Inc. 2016 Incentive Compensation Plan, and no further awards would be granted pursuant to that plan. The 2020 Plan is substantially consistent with the Company's current 2016 Incentive Compensation Plan, provided that the 2020 Plan, among other things, (i) provides for the issuance of up to 600,000 shares of common stock (or common stock equivalents), compared to the 700,000 shares or equivalents that were issuable under the 2016 Incentive Compensation Plan, (ii) establishes annual total limitations for the Company's non-employee directors and implements annual equity compensation limitations for such directors based on aggregate value of equity awards, as opposed to the number of securities granted, (iii) provides for the vesting of restricted stock, restricted stock units, performance shares and performance units in the case of retirement or involuntary severance of service as specified below under "Other Acceleration of Vesting or Forfeiture of Awards", and (iv) reflects the elimination of the performance-based compensation exception from the limits on tax deductibility imposed by the Internal Revenue Code of 1986, as amended (the "Code"), Section 162(m).

        The 2020 Plan is intended to promote the interests of the Company and its stockholders by providing directors, executive officers and other management employees of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company, to acquire a proprietary interest in the long-term success of the Company and to reward the performance of individuals in fulfilling their personal responsibilities for long range and annual achievements.

        Under applicable NASDAQ rules, stockholder approval is required in order to make awards under the 2020 Plan to directors and executive officers of the Company. In addition, stockholder approval is required to grant incentive options to employees under Section 422 of the Code.

  Description of the 2020 Plan

        The following is a summary of the principal features of the 2020 Plan and its operation. The summary is qualified in its entirety by reference to the 2020 Plan itself, which is set forth in Appendix A.

  •
  2020 Plan Limits.  Subject to customary adjustments for changes in the Company's corporate structure (e.g. a reorganization, stock split or merger), in the aggregate no more than (i) 250,000 shares (or share equivalents) may be awarded under the 2020 Plan in the form of restricted stock, restricted stock units, performance shares or performance units, and (ii) 350,000 shares underlying stock options and stock appreciation rights may be granted under the 2020 Plan. These numbers include securities authorized but not awarded under the Haynes International, Inc. 2016 Incentive Compensation Plan. In addition, the 2020 Plan caps annual awards (i) to employees at any combination of (a) $1,500,000 in cash awards, including performance units, (b) 40,000 restricted stock shares or units or performance shares or (c) 100,000 stock options or stock appreciation rights, and (ii) to non-management directors at any combination of awards with a maximum aggregate value of $250,000. In addition, total maximum compensation to non-management directors, including cash and equity, may not exceed $350,000 per person per year. The 2020 Plan contains additional restrictions pertaining to incentive stock options to provide for their qualification as such. Certain shares, including those subject to awards that are forfeited, cancelled or terminated, will be eligible for reissuance under the 2020 Plan and shares shall not be deemed to have been issued pursuant to the 2020 Plan with respect to any portion of an award settled in cash. See Section 4.6 of the 2020 Plan.

  •
  Eligibility.  All of the Company's executive officers and non-management directors and such other management employees of the Company and its subsidiaries as are selected by the Compensation Committee are eligible to participate in and receive awards under the 2020 Plan, except that incentive options may be granted only to employees. Subject to limitations under the 2020 Plan, the Compensation Committee is authorized to determine the timing and amounts of grants made to participants. Non-management directors may not receive any performance-based awards under the 2020 Plan.

  •
  Administration.  The Compensation Committee has the authority and responsibility to administer the 2020 Plan. The Compensation Committee consists solely of members who are "non-management directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and "independent directors" under the NASDAQ rules. The Compensation Committee may exercise broad discretionary authority in the administration of the 2020 Plan, including the authority to determine the recipients of awards and, so long as not inconsistent with the 2020 Plan, the terms and conditions of such awards.

  •
  Amendments and Termination.  No awards may be made under the 2020 Plan after March 1, 2030. The 2020 Plan may be terminated at any time prior to that date by the Board of Directors, in its sole discretion, and the Board may also amend the 2020 Plan or any award made thereunder at any time, provided that no termination, amendment or modification of the 2020 Plan or any award made thereunder (other than with respect to performance share or performance unit awards) may adversely affect in any material way any award previously granted under the 2020 Plan, without the written consent of the participant of such award. Furthermore, stockholder approval will be required for any amendment to the extent necessary to comply with applicable law and the regulations, rules or requirements of NASDAQ or any other stock exchange on which the Company's common stock is listed or traded. Currently, NASDAQ rules would require stockholder approval for a material revision of the 2020 Plan, which would generally include: (i) any material increase in the number of shares to be issued under the 2020 Plan (other than to reflect a reorganization, stock split, merger, spinoff or similar transaction), (ii) any material increase in benefits to participants, including any material change to (a) permit a repricing (or decrease in exercise price) of outstanding options, (b) reduce the price at which shares or options to purchase shares may be offered, or (c) extend the duration of the 2020 Plan, (iii) any material expansion of the class of participants eligible to participate in the 2020 Plan and (iv) any expansion in the types of options or awards provided under the 2020 Plan.

  •
  Types of Awards.  Six different types of equity awards may be made under the 2020 Plan; which awards may be free-standing or granted in tandem. They are as follows:

  •
  Stock Options.  Stock Options entitle the participant to elect to purchase up to a specified number of shares of the Company's common stock at a specified price (the exercise price). The exercise price cannot be less than the fair market value of the common stock when the options are granted. Under the 2020 Plan, stock options may be incentive options (unavailable to non-management directors) or non-qualified stock options. No stock options may be exercised more than ten years from the date of grant. Unless another vesting schedule is provided, one-third of the options granted will vest on each of the first three anniversaries of the grant date.

    As detailed in the 2020 Plan, stock options are generally payable at the time of exercise via any of the following methods: (i) personal or bank cashier's check, (ii) subject to Compensation Committee approval, delivery of unrestricted shares of common stock owned by the participant having a value at the time of exercise equal to the option price, (iii) subject to Compensation Committee approval, the participant surrendering such number of vested options sufficient in value to cover the option price, or (iv) any combination of the foregoing.

  •
  Stock Appreciation Rights.  A stock appreciation right entitles the participant to receive, for each share as to which the award is granted, payment, in cash, in shares of common stock, or in some combination of both, of an amount equal in value to the excess of the fair market value of a share of the Company's common stock on the date of exercise over the specified purchase price designated at the grant date (which may not be less than the fair market value of a share of common stock on the date of grant). Unless otherwise provided, a stock appreciation right shall not vest more rapidly than ratably over a period of three years from the grant date, beginning on the first anniversary of the grant date. Participants holding stock appreciation rights have no dividend rights with respect to the shares subject to such rights.

  •
  Restricted Stock.  Restricted stock represents shares of the Company's common stock actually issued in the name of the participant, but which the participant has no right to sell, pledge or otherwise transfer until it is determined in the future how many shares the participant is entitled to retain, free of such restrictions, and how many shares, if any, must be forfeited back to the Company. Unless otherwise provided, the participant has beneficial ownership of the shares of restricted stock, including the right to vote the shares and to receive dividends thereon. In general, restrictions on the transfer of shares received as a restricted stock award lapse no sooner than (i) in the case of employees, the first anniversary of the date of grant and (ii) in the case of non-management directors, the earlier of such time as may be determined by the Compensation Committee and the failure of such director to be re-elected at an annual meeting of stockholders or the removal of a Non-Employee Director from office by any other means by action of the stockholders of the Company.

  •
  Restricted Stock Units.  In lieu of or in addition to awarding shares of restricted stock, the Compensation Committee may award restricted stock units. Restricted stock units constitute a promise by the Company to issue up to a fixed number of shares of Common Stock to the award participant or the cash equivalent thereof at some point in the future, with the number of such shares that are actually issued and the number of shares that are forfeited or the amount of cash paid, as applicable, determined by the number of shares underlying the restricted stock units and relevant conditions attached to the award by the Compensation Committee. Unlike restricted stock awards, restricted stock units have no voting rights and do not entitle participants to dividends, but shall, unless otherwise provided by the Compensation Committee receive dividend equivalents at the time and at the same rate as dividends are paid on shares with the same record and pay dates.

  •
  Performance Shares/Units.  Performance shares or units represent the right to payment of shares or cash subject to the achievement of relevant performance goals during a performance period. Upon achievement of relevant performance goals, performance units are distributed to participants in the form of cash, while performance shares are distributed to participants in the form of cash, stock or some combination of both, generally at the Compensation Committee's discretion. Unless otherwise provided by the Compensation Committee or prohibited by the 2020 Plan (such as in the case of a change in control), the Compensation Committee has the authority to reduce or eliminate the number of performance units or performance shares to be converted and distributed, or to cancel any part or all of a grant of performance shares or units. If determined by the Compensation Committee, a cash payment in an amount equal to the dividend payable on one share may be made to a participant for each performance share held by such participant on the record date for the dividend.

  •
  Change in Control.  Unless, prior to a grant, the Compensation Committee provides otherwise, upon a change in control of the Company (as defined in the 2020 Plan) (i) any and all options and stock appreciation rights would immediately vest and be exercisable for a one year period, but in no event exercisable later than the expiration date of such options or stock appreciation rights, (ii) restricted stock and restricted stock units would immediately fully vest and (iii) outstanding Performance Shares or Performance Units will vest automatically, with payment made or Shares issued based upon actual performance of the Company in the period prior to the Change in Control, but in no event less than the amount that would have been paid or issued if the target level of performance established by the Committee prior to the occurrence of the Change in Control had been achieved.

  •
  Other Acceleration of Vesting or Forfeiture of Awards.  The exercisability of stock options and the vesting or forfeiture of restricted stock, restricted units, performance stock and performance units under the 2020 Plan, would also be impacted as described below. In addition, under the 2020 Plan, the Compensation Committee has discretion to accelerate the vesting of stock appreciation rights upon the occurrence of events that are specified in the applicable award agreement.

  •
  Stock Options (other than Incentive Stock Options) and Stock Appreciation Rights:  Upon the death, disability (as defined in the 2020 Plan) or retirement (as defined in the 2020 Plan) of a participant, all non-incentive stock options and stock appreciation rights granted under the 2020 Plan would vest immediately and remain exercisable for five years, but in no event later than the expiration date of such options or stock appreciation rights. If a participant is terminated for cause (as defined in the 2020 Plan) all non-incentive stock options and stock appreciation rights granted under the 2020 Plan, whether vested or not, would immediately be forfeited. Upon a termination for any other reason, unless otherwise provided in an award agreement, all unvested non-incentive stock options and stock appreciation rights would terminate immediately and vested non-incentive stock options would remain exercisable for a period of 90 days (six months in the case of the Chief Executive Officer of the Company).

  •
  Incentive Stock Options:  Upon the death, disability or retirement of a participant, all incentive stock options granted under the 2020 Plan would vest immediately and remain exercisable for 90 days, in the case of death or retirement, and one year, in the case of disability. If a participant is terminated for cause all incentive stock options granted under the 2020 Plan, whether vested or not, would immediately be forfeited. Upon a termination for any other reason, unless otherwise provided in an award agreement, all unvested incentive stock options would terminate immediately and vested incentive stock options would remain exercisable for a period of 90 days (including for the Chief Executive Officer of the Company).

  •
  Restricted Stock and Restricted Stock Units:  Upon a participant's death or disability, restricted stock and restricted stock unit awards would fully vest. If a participant retires prior to vesting of any restricted stock or restricted stock unit, all unvested awards would fully vest; provided that, in the case of awards subject to performance criteria, the number of shares that will vest will be determined as if target performance criteria had been achieved with the remainder of such shares being forfeited and returned to the Company. If the employment or directorship of an employee or a non-employee director is terminated involuntarily for any reason other than for cause, then all unvested awards would fully vest on the day of such event as to all shares subject to the award; provided that, in the case of awards subject to a performance criteria, the number of shares that vest will be determined as if target performance criteria had been achieved, subject to proration determined by multiplying the amount of the shares subject to the award by the number of months the participant worked at least one day during the applicable performance period. If employment is terminated voluntarily or for cause, all unvested shares would be forfeited.

  •
  Performance Shares and Performance Units:  Upon a participant's death, retirement or disability, performance share or unit awards would be paid out in a lump sum as if all unfinished performance periods had ended with one hundred percent (100%) of the performance goals achieved at target level. If the participant is not retirement eligible and terminates employment voluntarily during the performance period, performance units or performance shares would be forfeited upon such termination. If a participant's employment is terminated for cause during the performance period, then performance shares or performance unit awards would also be forfeited. If employment is otherwise involuntarily terminated, performance shares or performance unit awards would be paid out based upon target performance, but pro-rated with respect to the period of the participant's service during the performance period.

  •
  Performance-Based Awards.  The 2020 Plan provides that performance shares and performance units will be earned based on the attainment of performance goals established by the Compensation Committee. The Compensation Committee also has discretion to tie vesting of other awards under the 2020 Plan to the achievement of performance objectives. Performance objectives may be based on one or more of the following criteria, in each case applied to the Company on a consolidated basis and/or to a subsidiary, affiliate or business unit of the Company, and which the Compensation Committee may use as an absolute measure, or as a measure of comparable performance relative to a peer group of companies: (1) return on total stockholder equity; (2) earnings per share; (3) income before taxes; (4) earnings before any or all of interest, taxes, minority interest, depreciation and amortization; (5) economic profit; (6) sales or revenues; (7) return on assets, capital or investment; (8) market share; (9) cost reduction goals; (10) implementation or completion of critical projects or processes; (11) operating cash flow; (12) free cash flow; (13) net income; (14) accounts receivable; (15) costs; (16) debt to equity ratio; (17) diversity; (18) economic value added; (19) index comparisons; (20) inventory; (21) operating margin; (22) peer company comparisons;

    (23) production levels; (24) productivity; (25) profit margin; (26) return on sales; (27) safety; (28) sales growth; (29) stock price; (30) succession planning and talent development; (31) sustainability; (32) total segment profit; (33) total stockholder return (actual or relative); (34) working capital and (35) any combination of, or a specified increase or decrease in, any of the foregoing. The 2020 Plan provides flexibility to establish additional criteria, or modify or amend existing criteria, subject to certain limitations, as well as individualized goals for employees. In the Compensation Committee's reasonable discretion, measurement of achievement of performance goals may be calculated excluding the impact of extraordinary or non-recurring items during any applicable performance period to the extent set forth in the applicable award agreement.

  •
  Transferability of Awards.  Restricted stock, restricted stock units, performance stock or units and stock appreciation rights granted under the 2020 Plan will not be transferable by a participant. During a participant's lifetime, options granted under the 2020 Plan are not transferrable and may only be exercised by the participant or his or her guardian or legal representative.

  •
  Federal Income Tax Consequences.  The following discussion is limited to a summary of the U.S. federal income tax consequences of the grant, exercise, and vesting of awards under the 2020 Plan. The tax consequences of the grant, exercise, or vesting of awards may vary depending upon the particular circumstances, and it should be noted that income tax laws, regulations, and interpretations change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local, and foreign tax laws.

  Tax Consequences to Participants.

  •
  Non-Qualified Options.  In general, the Company anticipates that (i) a participant will not recognize income at the time a non-qualified option is granted, (ii) a participant will recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price paid for the shares and (iii) at the time of sale of shares acquired pursuant to the exercise of the non-qualified option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

  •
  Incentive Stock Options.  The Company anticipates that a participant will not recognize income at the time an incentive option is granted or exercised. However, the excess of the fair market value of the shares on the date of exercise over the option exercise price paid may constitute a preference item for the alternative minimum tax. If shares are issued to the optionee pursuant to the exercise of an incentive option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of the grant or within one year after the issuance of such shares to the optionee, then upon the sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares as of the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

  •
  Stock Appreciation Rights.  In general, the Company anticipates that a participant will not recognize income upon the grant of stock appreciation rights. The participant generally will recognize ordinary income when the stock appreciation rights are exercised in an amount equal to the cash and the fair market value of any unrestricted shares received on the exercise.

  •
  Restricted Stock.  In general, the Company anticipates that a participant will not be subject to tax until the shares of restricted stock are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code. At that time, the participant will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the participant for such restricted shares). However, a participant who so elects under Section 83(b) of the Code within 30 days of the date of award of the shares will have taxable ordinary income on the date of award of the restricted shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions) over the purchase price, if any, of such restricted shares. Any appreciation (or depreciation) realized upon a later disposition of such shares will be treated as long-term or short-term capital gain depending upon how long the shares have been held. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject to forfeiture and transfer restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

  •
  Restricted Stock Units and Performance Shares or Units.  In general, the Company anticipates a participant will not recognize income upon the grant of a restricted stock unit award or a performance share or unit award. Upon settlement of the awards, the participant generally will recognize ordinary income in an amount equal to the cash and the fair market value of any unrestricted shares received.

  •
  Dividends or Dividend Equivalents.  Any dividend or dividend equivalents awarded with respect to awards granted under the 2020 Plan and paid in cash or unrestricted shares will be taxed to the participant at ordinary income rates when such cash or unrestricted shares are received by the participant.

  •
  Section 409A.  The 2020 Plan permits the grant of various types of awards that may or may not be exempt from Section 409A of the Internal Revenue Code. In general, if an award is subject to Section 409A, and if the requirements of Section 409A are not met, the award could be subject to tax at an earlier time than described above and could be subject to additional taxes and penalties. All awards granted under the 2020 Plan will be designed either to be exempt from, or to comply with the requirements of, Section 409A.

  Tax Consequences to the Company.

  •
  To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, and is not an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code.

        2020 Plan Benefits.    No awards have been granted, awarded or received under the 2020 Plan. Assuming approval of the 2020 Plan by the Company's stockholders, future awards under the 2020 Plan will be granted by the Compensation Committee, in its discretion, and the amount of any such awards to the Company's employees and non-management directors is not currently determinable. In addition, the following table sets forth equity based awards granted in fiscal 2019 under the Company's 2016

Incentive Compensation Plan to the Company's executive officers, as a group, other employees who are not executive officers, as a group, and non-management directors, as a group.

Name	Annual Performance Share Awards	Annual Restricted Stock—Time Based	Annual Stock Option Grant	One-time Performance Stock Option Grant
Executives	24,282	24,288	77,760	157,723
Non-Management Directors (deferred)		12,500
All Employees (excluding executives)		3,500

The Board of Directors unanimously recommends that stockholders vote FOR this proposal.

9.     ADVISORY VOTE ON EXECUTIVE COMPENSATION

        As described in detail under the heading "Executive Compensation" the Company's executive compensation programs are designed to attract, motivate and retain talented executives. In addition, the programs are structured to create an alignment of interests between the Company's executives and stockholders so that a significant portion of each executive's compensation is linked to maximizing stockholder value. Under the programs, the Named Executive Officers are provided with opportunities to earn rewards for the achievement of specific annual and long-term goals that are directly relevant to the Company's short-term and long-term success. Accordingly, as a result of the Company's financial performance in recent years, no MIP payments were made for 2017 and MIP payments for fiscal 2018 and 2019 were made at levels between the minimum and target payment levels. Similarly, equity awards for which vesting depended upon achievement of a measurement of income for those periods were forfeited. The effectiveness of this alignment is demonstrated by the fact that financial under performance by the Company and under performance of its stock price in recent years has resulted in only partial or no payouts under the Company's management incentive plan and forfeiture of equity incentive awards that did not meet required performance targets, as well as the lack of value creation due to stock option exercise prices being above the trading price of the Company's common stock. The Company believes it has undertaken significant efforts to improve its operational and financial performance, which has been demonstrated in improved operating margins and financial results during fiscal 2019, which in turn has resulted in an improved stock price for the Company's stockholders. Please read the "Compensation Discussion and Analysis" beginning on page 18 for additional details about the Company's executive compensation philosophy and programs, including information about the Fiscal Year 2019 compensation of the Named Executive Officers.

        The Compensation Committee of the Board of Directors continually reviews the Company's compensation programs to ensure they achieve the desired objectives. As a result of its review process, in fiscal year 2019 the Compensation Committee took the following actions with respect to the Company's executive compensation practices:

  •
  established corporate performance goals under the MIP based on the Company's attainment of certain net income levels, creating a clear and direct relationship between executive pay and corporate performance;

  •
  made grants of restricted stock subject to time-based vesting and performance shares subject to the achievement of performance conditions, in order to reward executive officers for the achievement of both long-term and strategic goals;

  •
  established base salary and overall compensation at levels that are in line with those of individuals holding comparable positions and producing similar results at other multi-national corporations of similar size, value and complexity; and

  •
  designed the elements of the compensation program to retain and incentivize the Named Executive Officers and align their interests with those of the stockholders.

        The Company seeks your advisory vote on the compensation of the Named Executive Officers. The Company asks that you support the compensation of the Named Executive Officers as described in this proxy statement by voting in favor of this proposal. This proposal, commonly known as a "say-on-pay" proposal, gives the Company's stockholders the opportunity to express their views on the compensation of the Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers and the philosophy, policies and practices described in this proxy statement. The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board of Directors. The Board of Directors and the Compensation Committee will review the voting results and consider them, along with any specific insight gained from stockholders of Haynes and other information relating to the stockholder vote on this proposal, when making future decisions regarding executive compensation.

        The Board of Directors unanimously recommends that stockholders vote FOR this proposal.

10.   OTHER MATTERS

        As of the date of this proxy statement, the Board of Directors of Haynes has no knowledge of any matters to be presented for consideration at the annual meeting other than those referred to above. If (a) any matters unknown to the Board of Directors as of the date of this proxy statement should properly come before the annual meeting; (b) a person not named herein is nominated at the annual meeting for election as a director because a nominee named herein is unable to serve or for any reason will not serve; (c) any proposals properly omitted from this proxy statement and the form of proxy should come before the annual meeting; or (d) any matters should arise incident to the conduct of the annual meeting, then the proxies will be voted with respect to such matters in accordance with the recommendations of the Board of Directors of the Company.

By Order of the Board of Directors,

Janice W. Gunst
Corporate Secretary
January 24, 2020

Appendix A

HAYNES INTERNATIONAL, INC.
2020 INCENTIVE COMPENSATION PLAN

ARTICLE I

ESTABLISHMENT AND PURPOSE

        The Board of Directors of Haynes International, Inc. (the "Company") hereby establishes the Haynes International, Inc. 2020 Incentive Compensation Plan (the "Plan"), effective on the date this plan is approved by the stockholders of the Company (the "Effective Date"), for the purpose of making cash and non-cash awards to eligible employees and non-employee directors. The Plan is intended to promote the interests of the Company and the stockholders of the Company by providing directors, executive officers and other management employees of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company or to provide services to the Company, to acquire a proprietary interest in the long-term success of the Company and to reward the performance of individuals in fulfilling their personal responsibilities for long range and annual achievements.

ARTICLE II

DEFINITIONS

        Whenever used in the Plan or any Award hereunder, the following terms shall have the meanings set forth below:

  (a)
  "Affiliate" means any entity in which the Company has a substantial direct or indirect equity interest (other than a Subsidiary), but only if expressly so designated by the Committee from time to time.

  (b)
  "Award" means, individually or collectively, a grant or award under this Plan of Stock Options, Restricted Stock, Stock Appreciation Rights, Restricted Stock Units, Performance Units or Performance Shares.

  (c)
  "Award Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

  (d)
  "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

  (e)
  "Board" or "Board of Directors" means the Company's Board of Directors.

  (f)
  "Cause" shall have the meaning set forth in any employment, consulting or other agreement between the Company and the Participant. If there is no such agreement, or if any such agreement does not define "Cause", then "Cause" means (i) in the case of an Employee, willful and gross misconduct on the part of an Employee that is materially and demonstrably detrimental to the Company or any Subsidiary or Affiliate as determined by the Board of Directors in its sole discretion or (ii) in the case of a Director, the removal of a Director from office pursuant to the relevant provisions of the Amended and Restated By-laws of the Company, as amended from time to time.

  (g)
  "Change in Control" shall mean the occurrence of any one of the following events:

  (i)
  any Person other than an Existing Substantial Shareholder becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing a majority of the combined voting power of the Company's then outstanding securities (assuming conversion of all outstanding non-voting securities into voting securities and the exercise of all outstanding options or other convertible securities),

    (ii)
    in any two (2) year period during the term of the Plan, individuals who, on the first day of such period, constitute a majority of the number of Directors serving on the Board of Directors and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to, a consent solicitation, relating to the election of Directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors on the first day of such period or whose appointment, election or nomination for election was previously so approved or recommended, cease to constitute a majority of the number of Directors serving on the Board of Directors at the end of such two (2) year period;

    (iii)
    the consummation of a merger or consolidation of the Company or any Subsidiary of the Company with any other corporation (other than with an Existing Substantial Shareholder or any of its Affiliates), other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent, either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof, a majority of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing a majority of the combined voting power of the Company's then outstanding securities; or

    (iv)
    the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity controlled by an Existing Substantial Shareholder or any of its affiliates, or to an entity, a majority of the combined voting power of the voting securities of which is owned by substantially all of the stockholders of the Company immediately prior to such sale in substantially the same proportions as their ownership of the Company immediately prior to such sale.

  (h)
  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  (i)
  "Committee" means the Compensation Committee of the Board of Directors.

  (j)
  "Director" means any individual who is a member of the Board of Directors.

  (k)
  "Disability" means a Total and Permanent Disability as defined in the Haynes International, Inc. Pension Plan.

  (l)
  "Employee" means executive officers, other members of management and other full-time employees employed by the Company or any Subsidiary. The payment of a Director's fee by the Company shall not be sufficient to constitute employment by the Company.

  (m)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

  (n)
  "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

  (p)
  "Existing Substantial Shareholder" means any Person that alone or together with its affiliates shall be the Beneficial Owner of more than 15% of the Shares outstanding as of the Effective Date.

  (q)
  "Fair Market Value" per Share as of a particular date means the last reported sale price (on the last trading day immediately preceding such date) of the Shares quoted on the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market, as the case may be (or any other exchange or national market system upon which price quotations for the Shares are regularly available); provided, however, if price quotations for the Shares are not regularly available on any exchange or national market system, Fair Market Value per Share shall mean, as of any date, the fair market value of such Shares on such date as determined in good faith by the Board of Directors or the Committee by formula or other method consistent with the determination of fair market value under Code Section 409A and its interpretive regulations.

  (r)
  "Non-Employee Director" means a Director who is a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act.

  (s)
  "Option" means an option to purchase Shares from the Company.

  (t)
  "Participant" means an Employee or Non-Employee Director who has entered into an Award Agreement with the Company pursuant to this Plan.

  (u)
  "Performance Criteria" means performance criteria determined by reference to goals pre-established by the Committee in its sole discretion, based on one or more of the following (if applicable, such criteria shall be determined in accordance with United States generally accepted accounting principles ("GAAP") or based upon the Company's GAAP financial statements): (1) return on total stockholder equity; (2) earnings per Share; (3) income before taxes; (4) earnings before any or all of interest, taxes, minority interest, depreciation and amortization; (5) economic profit; (6) sales or revenues; (7) return on assets, capital or investment; (8) market share; (9) cost reduction goals; (10) implementation or completion of critical projects or processes; (11) operating cash flow; (12) free cash flow; (13) net income; (14) accounts receivable; (15) costs; (16) debt to equity ratio; (17) diversity; (18) economic value added; (19) index comparisons; (20) inventory; (21) operating margin; (22) peer company comparisons; (23) production levels; (24) productivity; (25) profit margin; (26) return on sales; (27) safety; (28) sales growth; (29) stock price; (30) succession planning and talent development; (31) sustainability; (32) total segment profit; (33) total stockholder return (actual or relative); (34) working capital and (35) any combination of, or a specified increase or decrease in, any of the foregoing. The Committee in its sole discretion may designate additional Performance Criteria on which the Performance Goals may be based or adjust, modify or amend the Performance Criteria.

  (v)
  "Performance Goals" means the required level of achievement of the Performance Criteria established by the Committee in order for an eligible Employee to receive an Award hereunder.

  (w)
  "Performance Period" means such period, whether a fiscal year of the Company or such other period as may from time to time be established by the Committee, over which attainment of a Performance Goal shall be measured by the Committee, however, in no event shall an Award have a Performance Period of less than one (1) year.

  (x)
  "Performance Unit" and "Performance Share" each mean an Award granted to an Employee pursuant to Article VIII herein.

  (y)
  "Person" means any individual or entity.

  (z)
  "Restricted Stock" means shares of the Company's stock granted to a Participant subject to restrictions in accordance with Article VII.

  (aa)
  "Restricted Stock Unit" means an Award of Restricted Stock Units pursuant to Section 7.8.

  (bb)
  "Retirement" or to "Retire" means a resignation (a) after reaching age sixty-five (65) or (b) after reaching age sixty-two (62) and completing at least ten (10) years of service with the Company.

  (cc)
  "Shares" or "Stock" means the shares of common stock, 0.001 par value, of the Company, as may be adjusted in accordance with Section 4.7 below.

  (dd)
  "Subsidiary" means any corporation, partnership, venture or other entity in which the Company holds, directly or indirectly, a fifty percent (50%) or greater ownership interest.

  (ee)
  "Termination of Employment" means, in the case of an Employee, a complete termination of the employment relationship between an Employee and the Company and all Subsidiaries, or, in the case of a Non-Employee Director, such Non-Employee Director ceasing to serve on the Board of Directors. For purposes of this definition, a Participant who is employed by an entity that ceases to be a Subsidiary or a business unit within a Subsidiary shall be deemed to have Terminated Employment as of the date such entity ceased to be a Subsidiary or a business unit within a Subsidiary, unless the Participant is also employed by the Company or an entity that continues to be a Subsidiary or a business unit within a Subsidiary. Notwithstanding the preceding provisions, to the extent required to be exempt from or to comply with Code Section 409A and its interpretive regulations and other guidance, a Termination of Employment must also constitute a "separation from service" within the meaning of Code Section 409A(a)(2)(A)(i) and the guidance thereunder.

ARTICLE III

ADMINISTRATION OF THE PLAN

        The Plan shall be administered by the Committee. The Committee may establish and adopt resolutions, rules and regulations, including revisions thereto, not inconsistent with the provisions of the Plan, and construe and interpret provisions of the Plan, as it deems appropriate to make the Plan and Awards effective and to provide for the administration of the Plan, and it may take such other action with regard to the Plan and Awards as it deems appropriate, including, but not limited to, adopting and authorizing the Company to enter into Award Agreements. All such actions shall be final, conclusive and binding on all persons, and no member of the Committee or the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder.

        In furtherance, and not in limitation, of the above, the Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine Performance Goals no later than ninety (90) days after the start of the applicable Performance Period; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; and to make adjustments in the terms and conditions of, and the Performance Goals (if any) included in, Awards. The Committee shall certify as to whether any Performance Goals were met prior to the payment of any Performance Unit or Performance Share.

        No Award may be made under the Plan after March 1, 2030, but Awards granted prior to such date may extend beyond that date.

ARTICLE IV

AWARDS SUBJECT TO THE PLAN

        4.1    Types of Awards.    Awards under this Plan may be made in any of the following forms at the Committee's discretion: Performance Shares; Performance Units; Restricted Stock; Restricted Stock Units; Stock Appreciation Rights; Incentive Stock Options; or Non-qualified Stock Options.

        4.2.    Annual Limitation on Awards to Employees.    In any calendar year, no Awards to any one Employee may exceed any combination of (i) $1,500,000 in cash awards, including Performance Units, (ii) 40,000 shares of performance-based Restricted Stock, performance-based Restricted Stock Units, shares of time-based Restricted Stock, time-based Restricted Stock Units or Performance Shares or (iii) 100,000 Stock Options (including Incentive Stock Options and Non-Qualified Stock Options) or Stock Appreciation Rights.

        4.3    Annual Limitation on Awards to Non-Employee Directors.    In any calendar year, no Awards to any one Non-Employee Director hereunder may exceed a maximum aggregate value of $250,000, determined based upon the closing price of the Company's common stock on the trading day prior to the grant date. In addition, total maximum compensation, including cash and Awards hereunder, to any one Non-Employee Director may not exceed $350,000, determined based upon the closing price of the Company's common stock on the day prior to the grant date, in any calendar year.

        4.4    Performance Goals.    The Committee shall determine the Performance Criteria and Performance Goals, if any, and amounts payable pursuant to any Award in writing no later than ninety (90) days after the commencement of any Performance Period and no later than after twenty-five percent (25%) of such Performance Period has elapsed. The Committee shall determine attainment of Performance Goals and any other applicable terms and conditions and the amount of any payments/Awards earned. In the Committee's reasonable discretion, measurement of achievement of Performance Goals may be calculated excluding the impact of extraordinary or non-recurring items during any applicable Performance Period to the extent set forth in the applicable Award Agreement. Performance Goals shall include payout tables, formulas or other standards to be used in determining the extent to which the Performance Goals are met, and, if met, the amount of the Award to be distributed pursuant to this Plan. The Committee shall establish or modify the Performance Goals for the respective Award prior to or within 90 days after the beginning of the Performance Period relating to such Performance Goal, and not later than the date twenty-five percent (25%) of such Performance Period has elapsed. The Performance Goals may be based upon the performance of the Company or of any Subsidiary or Affiliate of the Company (or any division or business unit of such entity) and may also be based upon the performance of the Company alone (excluding Subsidiaries and Affiliates), a particular group within the Company or an individual Employee's performance. The Performance Goals may differ from Participant to Participant and from Award to Award. The Performance Goals may also be based upon the attainment of specified levels of performance under one or more of the Performance Criteria relative to the performance of other comparable entities. Performance Goals may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned. The Committee shall have the discretion to decrease or cancel a performance-based Award despite the fact that the relevant Performance Goals have been met, but the Committee shall not have the discretion to vest or increase an Award if the relevant Performance Goals have not been met except as set forth above.

        4.5    Number of Shares.    Subject to adjustment as provided in Section 4.7 herein, the following limitations shall apply in the aggregate as specified in the categories set forth below:

  (a)
  For Restricted Stock, Restricted Stock Units and Performance Shares, no more than 250,000 Shares (or Share equivalents) may be granted in the aggregate hereunder;

  (b)
  For Stock Options and Stock Appreciation Rights, no more than 350,000 Shares (or Share equivalents) may be granted in the aggregate hereunder.

The Shares granted under this Plan may be either authorized but unissued or reacquired Shares, subject to the terms of Section 4.6.

        4.6    Share Accounting.    The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan or compliance with the foregoing limits:

  (a)
  If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture are forfeited under the terms of the Plan or the relevant Award, the Shares allocable to the terminated portion of such Award or such forfeited Shares shall again be available for issuance under the Plan;

  (b)
  Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash;

  (c)
  The following Shares may not again be made available for issuance as awards under the Plan: (i) Shares not issued or delivered as a result of the net settlement of an outstanding Option or SAR, (ii) Shares used to pay the exercise price or withholding taxes related to an outstanding Option or SAR, (iii) Shares repurchased on the open market with the proceeds of the Option Exercise Price and (iv) Shares delivered to the Company pursuant to Section 14.2 shall not be available for future grants under the Plan.

        4.7    Adjustments in Authorized Plan Shares and Outstanding Awards.    In the event of any merger, reorganization, consolidation, recapitalization, separation, split-up, liquidation, Share combination, Stock split, Stock dividend, or other change in the corporate structure of the Company affecting the Shares, an adjustment shall be made in the number and class of Shares available for Awards under the Plan (including but not limited to individual limits), and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and/or the number of outstanding Options, Shares of Restricted Stock, and Performance Shares (and other Awards whose value is based on a number of Shares) constituting outstanding Awards and any applicable Performance Goals, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights. In a stock-for-stock acquisition of the Company, the Committee may, in its discretion, substitute securities of another issuer for any Shares subject to outstanding Awards.

ARTICLE V

ELIGIBILITY AND PARTICIPATION

        5.1    Eligibility.    All full-time Employees and Non-Employee Directors are eligible to receive Awards under this Plan.

        5.2    Actual Participation.    Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees and Non-Employee Directors those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Employee or Non-Employee Director is entitled to receive an Award unless selected by the Committee. Non-Employee Directors shall not be entitled to receive any Award subject to Performance Goals hereunder.

 ARTICLE VI

STOCK OPTIONS

        6.1    Grant of Options.    Subject to the terms and provisions of the Plan, Options may be granted to Non-Employee Directors and Employees at any time and from time to time, and under such terms and conditions, as shall be determined by the Committee. Subject to Sections 4.2 and 4.3, the Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant Incentive Stock Options, as described in Section 422 of the Code, under this Plan.

        6.2    Form of Issuance.    Each Option grant shall be issued in the form of an Award Agreement containing terms and conditions to be established by the Committee. Such terms and conditions shall include the Exercise Price, the duration of the Option, the number of Shares to which an Option pertains and such other provisions as the Committee shall determine.

        6.3    Exercise Price.    Except as otherwise specifically set forth herein, unless a greater Exercise Price is determined by the Committee, the Exercise Price for each Option awarded under this Plan shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Subject to adjustment as provided in Section 4.7 herein or as otherwise provided herein, the terms of an Option may not be amended to reduce the exercise price nor may Options be cancelled or exchanged for cash, other awards or Options with an exercise price that is less than the exercise price of the original Options without stockholder approval; provided, however, the foregoing shall not prohibit the cancellation of Options in exchange for cash or other consideration that does not exceed the excess of the Fair Market Value of the Shares underlying such Options over the exercise price thereof on the date of such cancellation.

        6.4    Duration of Options.    Each Option shall expire at such time as the Committee shall determine at the time of grant (which duration may be extended by the Committee); provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. In the event the Committee does not specify the expiration date of an Option, then such Option will expire on the tenth (10th) anniversary date of its grant, except as otherwise provided herein.

        6.5    Vesting of Options.    A grant of Options shall vest at such times and under such terms and conditions as determined by the Committee; provided, however, unless another vesting schedule is provided by the Committee in the Award Agreement, one-third of the Options will vest on each of the first three anniversaries of the grant date.

        6.6    Exercise of Options.

  (a)
  Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Exercises of Options may be effected only on days and during the hours that the NASDAQ Stock Market is open for regular trading. The Committee may change or limit the times or days Options may be exercised. If an Option expires on a day or at a time when exercises are not permitted, then the Options may be exercised no later than the immediately preceding date and time that the Options were exercisable.

  (b)
  An Option shall be exercised by providing notice to the designated agent selected by the Committee (if no such agent has been designated, then to the Committee) and to the Committee, in the manner and form determined by the Committee, which notice shall be irrevocable, setting forth the exact number of Shares with respect to which the Option is being exercised and including with such notice payment or other settlement of the Exercise Price, as applicable. When an Option has been transferred, the Committee or its designated agent may require appropriate documentation that the person or persons exercising the Option, if other than the Participant, has the right to exercise the Option. No Option may be exercised with respect to a fraction of a Share.

  (c)
  The Committee also may allow broker-assisted exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means that the Committee determines to be consistent with the Plan's purpose and applicable law.

        6.7    Payment.    The Exercise Price shall be paid in full, at the time of exercise of the Option, (i) by personal or bank cashier's check, (ii) if the Participant may do so without violating Section 16(b) or (c) of the Exchange Act, and subject to approval by the Committee, by tendering to the Company whole Shares owned by such Participant having a Fair Market Value at the time of exercise equal to the Exercise Price of the Shares which the Option is being exercised, (iii) if the Participant may do so without violating Section 16(b) or (c) of the Exchange Act, and subject to approval by the Committee, by surrendering a number of vested options having a value (based on the difference between the Exercise Price per share and the Fair Market Value per share of the Shares at the time of exercise) equal to the Exercise Price of the Shares for which the Option is being exercised, or (iv) any combination of (i), (ii) or (iii).

        6.8    Termination of Employment.    Unless otherwise provided by the Committee, the following limitations on exercise of Options shall apply upon Termination of Employment:

  (a)
  Termination Other than for Cause, Death, Disability or Retirement.    Unless specifically provided otherwise in the Award Agreement, if the employment of a Participant is terminated for any reason other than Cause, death, Disability or Retirement, all unvested Options held by the Participant on the date of termination shall terminate immediately and any vested Options shall remain exercisable for (i) in the case of the Chief Executive Officer, six (6) months following the date of termination (or, in the case of an Incentive Stock Option, ninety (90) days following the date of termination), but in no event later than the expiration of such Options as specified in the applicable Option Agreement or (ii) in the case of any other Participant, ninety (90) days following the date of termination, but in no event later than the expiration of such Options as specified in the applicable Option Agreement. If the Option is not exercised during this period, it shall be void and deemed to have been forfeited and be of no further force or effect.

  (b)
  Termination by Death, Disability or Retirement.    Upon the death, Disability or Retirement of a Participant, all unvested Options shall vest immediately and all Options held by such Participant shall remain exercisable for five (5) years following the date of such event, but in no event later than the expiration date of such Option as specified in the applicable Award Agreement. Notwithstanding the foregoing, in the case of Incentive Stock Options, such Options shall remain exercisable for a period of one (1) year in the case of Disability and for a period of ninety (90) days in the case of death or Retirement. If the Option is not exercised during this period, it shall be void and deemed to have been forfeited and be of no further force or effect.

  (c)
  Forfeiture by Reason of Termination for Cause.    Notwithstanding the exercise period described in Section 6.4, if the employment or service of Participant is Terminated for Cause by the Company, all rights or interests in any Option, regardless of the extent to which it might otherwise have been vested and exercisable on the date of such Termination for Cause, shall be forfeited and such Option shall no longer be exercisable to any extent whatsoever.

        6.9    Restrictions on Exercise and Transfer of Options.    Unless otherwise provided by the Committee:

  (a)
  During the Participant's lifetime, the Participant's Options shall be exercisable only by the Participant or by the Participant's guardian or legal representative. After the death of the

    Participant, an Option shall only be exercised by the holder thereof (including, but not limited to, an executor or administrator of a decedent's estate) or his or her guardian or legal representative.

  (b)
  No Option shall be transferable except: (i) in the case of the Participant, only upon the Participant's death; and (ii) in the case of any holder after the Participant's death, only by will or by the laws of descent and distribution.

        6.10    Incentive Stock Options

        In addition to the other terms and conditions applicable to all Options:

  (a)
  the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock options plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code), if such limitation is necessary to qualify the Option as an Incentive Stock Option, and to the extent an Option or Options granted to a Participant exceed such limit such Option or Options shall be treated as Non-Qualified Stock Options;

  (b)
  an Incentive Stock Option shall not be exercisable and the Term of the Award shall not be more than ten (10) years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option;

  (c)
  the Agreement covering an Incentive Stock Option shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Stock Option; and

  (d)
  notwithstanding any other provision of this Plan if, at the time an Incentive Stock Option is granted, the Participant owns (after application of the rules contained in Section 424(d) of the Code, or its successor provision) Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, (A) the option price for such Incentive Stock Option shall be at least 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (B) such Option shall not be exercisable after the date five years from the date such Incentive Stock Option is granted.

ARTICLE VII

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

        7.1    Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Non-Employee Directors and eligible Employees in such amounts and upon such terms and conditions as the Committee shall determine. In addition to any other terms and conditions imposed by the Committee, vesting of Restricted Stock for Employees may be conditioned upon the achievement of Performance Goals.

        7.2    Restricted Stock Award Agreement.    The terms and conditions of each Restricted Stock Award shall be set forth in a Restricted Stock Award Agreement between the Company and the Participant.

        7.3    Restrictions.    Each Restricted Stock Award Agreement made under the Plan shall contain the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Committee:

  (a)
  Restrictions.    Except in the event of circumstances set forth in subsections (b), (c), (d), (e) or (f) of this Section 7.3, Shares awarded to a Participant in accordance with a Restricted Stock

    Award shall be subject to the following restrictions: such Shares shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of.

  (b)
  Lapse of Restrictions for Grants to Employees.    Except as set forth in this Section 7.3, the restrictions set forth in Subsection (a) shall begin to lapse on or after (but not before) the first anniversary of the date of any Restricted Stock Award made to an Employee at such times and to such extent as the Committee may designate in the Award Agreement (including, without limitation, the attainment of Performance Goals).

  (c)
  Lapse of Restrictions for Grants to Non-Employee Directors.    Except as set forth in this Section 7.3, the restrictions set forth in Subsection (a) shall lapse for any Restricted Stock Award made to a Non-Employee Director upon the earlier of (i) such time as may be determined by the Committee at the time of the Award and set forth in the Award Agreement or (ii) the failure of such Non-Employee Director to be re-elected at an annual meeting of the stockholders of the Company or the removal of a Non-Employee Director from office by any other means, other than action of the stockholders of the Company.

  (d)
  Termination of Employment by Reason of Death or Disability.    Notwithstanding any provision of Subsection (a) to the contrary, if an Employee or a Non-Employee Director either dies or Terminates Employment because of Disability while in such employment or directorship, then the restrictions set forth in Subsection (a) shall lapse on the day of such event as to all Shares subject to a Restricted Stock Award.

  (e)
  Termination of Employment by Reason of Retirement.    Notwithstanding any other provision of this Section 7.3 to the contrary, if an Employee or a Non-Employee Director Retires while in such employment or directorship, then the restrictions set forth in Subsection (a) shall lapse on the day of such event as to all Shares subject to a Restricted Stock Award; provided that, in the case of Restricted Stock Awards subject to Performance Criteria, the number of Shares that will vest will be determined as if target Performance Criteria had been achieved with the remainder of such Shares being forfeited and returned to the Company as of such date without the payment of consideration by the Company.

  (f)
  Involuntary Termination of Employment.    Notwithstanding any other provision of this Section 7.3 to the contrary, if the employment or directorship of an Employee or a Non-Employee Director is terminated involuntarily for any reason other than for Cause, then the restrictions set forth in Subsection (a) shall lapse on the day of such event as to all Shares subject to a Restricted Stock Award; provided that, in the case of Restricted Stock Award subject to a Performance Criteria, the number of Shares that vest will be determined as if target Performance Criteria had been achieved, subject to proration determined by multiplying the amount of the Shares subject to the Restricted Stock Award by the number of months the Participant worked at least one day during the applicable Performance Period.

  (g)
  Forfeiture of Award.    Any Shares as to which the restrictions of Section 7.3(a) have not lapsed in accordance with this Section 7.3 as of the date of a Participant's Termination of Employment shall be forfeited and returned to the Company as of such date without the payment of consideration by the Company.

        7.4    Voting Rights, Dividends and Other Distributions.    Except as otherwise provided in an Award Agreement, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights and shall receive all dividends and distributions paid with respect to such Shares. If any such dividends or distributions are paid in Shares, the Shares so paid shall automatically be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid.

        7.5    Rights With Respect to Shares.    A Participant to whom a Restricted Stock Award has been made shall have absolute beneficial ownership of the Shares awarded to him, including the right to vote the shares and to receive dividends thereon; subject, however, to the terms, conditions and restrictions described in the Plan and/or the Award Agreement. The certificate(s) for such shares, with restrictive legends thereon, shall be held by the Company for the Participant's benefit until the restrictions lapse, whereupon certificates without restrictive legends shall be issued and delivered to him.

        7.6    Restrictive Legends.    Certificates for Shares issued pursuant to Restricted Stock Awards shall bear an appropriate legend referring to the terms, conditions and restrictions described in the Plan and the Award Agreement. Any attempt to dispose of any Shares in contravention of the terms, conditions and restrictions described in the Plan or the Award Agreement shall be ineffective.

        7.7    Restricted Stock Units.    In lieu of or in addition to Restricted Stock, the Committee may grant Restricted Stock Units under such terms and conditions as shall be determined by the Committee. Restricted Stock Units shall be subject to the same terms and conditions under this Plan as Restricted Stock except as otherwise provided in this Plan or as otherwise provided by the Committee. Except as otherwise provided by the Committee, a Restricted Stock Unit Award shall be settled and pay out promptly upon vesting (to the extent permitted by Section 409A of the Code), and the Participant holding such Restricted Stock Units shall receive, as determined by the Committee, Shares equal to the number of such Restricted Stock Units as to which restrictions lapse, or cash equal to the Fair Market Value of the number of Shares underlying such Restricted Stock Units as of the settlement date. Restricted Stock Units shall not be transferable, shall have no voting rights and shall not receive dividends but shall, unless otherwise provided by the Committee, receive dividend equivalents at the time and at the same rate as dividends are paid on Shares with the same record and pay dates.

ARTICLE VIII

PERFORMANCE UNITS AND PERFORMANCE SHARES

        8.1    Grants of Performance Units and Performance Shares.    Subject to the terms of the Plan, Performance Shares and Performance Units may be granted to eligible Employees or Non-Employee Directors at any time and from time to time, as determined by the Committee. Subject to Sections 4.2, 4.3 and 8.2, the Committee shall have complete discretion in determining the number of Performance Units and/or Performance Shares Awarded to each Participant and the terms and conditions of each such Award.

        8.2    Value of Performance Shares and Units.

  (a)
  A Performance Share is equivalent in value to a Share.

  (b)
  A Performance Unit shall be equal in value to a fixed dollar amount determined by the Committee. The number of Shares equivalent to the potential payout of a Performance Unit shall be determined by dividing the maximum cash payout of the Award by the Fair Market Value per Share on the effective date of the grant. The Committee may denominate a Performance Unit Award in dollars instead of Performance Units.

        8.3    Performance Goals.    For each Award of Performance Shares or Performance Units, the Committee shall establish (and may establish for other Awards) Performance Goals for the Company, its Subsidiaries, and/or divisions of any of foregoing, using the Performance Criteria. Unless previously canceled or reduced, Performance Shares and Performance Units which may not be converted because of failure in whole or in part to satisfy the relevant Performance Goals or for any other reason shall be canceled without further action by the Committee at the time they would otherwise be distributable.

        8.4    Dividend Equivalents on Performance Shares.    If determined by the Committee, a cash payment ("Dividend Equivalent") in an amount equal to the dividend payable on one Share may be made to a Participant for each Performance Share held by such Participant on the record date for the dividend. Such Dividend Equivalent, if any, shall only be paid on the number of Performance Shares actually distributed and such payment shall be made when the related Performance Shares are distributed.

        8.5    Form and Timing of Payment of Performance Units and Performance Shares.    As soon as practicable after the applicable Performance Period has ended and all other conditions (other than Committee actions) to conversion and distribution of a Performance Share and/or Performance Unit Award have been satisfied (or, if applicable, at such other time determined by the Committee at or before the establishment of the Performance Goal), the Committee shall determine whether and the extent to which the Performance Goals were met for the applicable Performance Units and Performance Shares and shall certify such results prior to payment of any awards subject to Performance Criteria. If Performance Goals have been met, then the number of Performance Units and Performance Shares to be converted into Stock and/or cash and distributed to the Participants shall be determined in accordance with the Performance Goals for such Awards, subject to any limits imposed by the Committee. Payment of Performance Units and Performance Shares shall be made in a single lump sum, as soon as reasonably administratively possible following the determination of the number of Shares or amount of cash to which the Participant is entitled but not later than the 15th the day of the third month following the end of the applicable Performance Period. Performance Units will be distributed to Participants in the form of cash. Performance Shares will be distributed to Participants in the form of cash or Stock, or a combination of cash and Stock, as determined by the Committee. In the event the Participant is no longer an Employee at the time of the distribution, then the distribution shall be one hundred (100%) in cash, provided the Participant may elect to take fifty percent (50%) or one hundred percent (100%) in Stock. At any time prior to the distribution of the Performance Shares and/or Performance Units, unless otherwise provided by the Committee or prohibited by this Plan (such as in the case of a Change in Control), the Committee shall have the authority to reduce or eliminate the number of Performance Units or Performance Shares to be converted and distributed, or to cancel any part or all of a grant or award of Performance Units or Performance Shares, or to mandate the form in which the Award shall be paid (i.e., in cash, in Stock or both, in any proportions determined by the Committee).

        For the purpose of converting Performance Shares into cash and distributing the same to the holders thereof (or for determining the amount of cash to be deferred), the value of a Performance Share shall be the Fair Market Value of a Share on the date the Committee authorizes the payout of Awards. Performance Shares to be distributed in the form of Stock will be converted at the rate of one (1) Share per Performance Share.

        8.6    Termination of Employment Due to Death, Retirement or Disability.    In the event of the Participant's Termination of Employment by reason of death, Retirement or Disability during a Performance Period, the Participant shall receive a lump sum payout of the related outstanding Performance Units and Performance Shares calculated as if all unfinished Performance Periods had ended with one hundred percent (100%) of the Performance Goals achieved at target level, valued as of the first business day of the calendar year following the date of Termination of Employment and payable as soon thereafter as reasonably possible but not later than the 15th day of the third month after the end of the calendar year in which such death, Retirement or Disability occurred. Where the amount or part of Dividend Equivalents is determined by the number of Performance Shares that are paid out or is otherwise determined by a performance measure, and the related Performance Period for the Dividend Equivalents was not completed at death, Retirement or Disability, then the Dividend Equivalents will be calculated as though one hundred percent (100%) of the goals were achieved at target level and paid as soon as reasonably possible.

        8.7    Voluntary Termination of Employment.    Unless the Committee determines otherwise at any time, if the Participant is not Retirement eligible and Terminates Employment voluntarily during the

Performance Period for a grant of Performance Units or Performance Shares, then such Award shall be cancelled upon such Termination. A Termination shall be deemed to be voluntary if it is recorded as such on the records of the Company, as determined by the Company in its sole discretion.

        8.8    Involuntary Termination of Employment.    Unless the Committee determines otherwise at any time, in the event of the Participant's involuntary Termination of Employment other than for Cause during the Performance Period, then upon such Termination, the amount of the Participant's Performance Units and number of Participant's Performance Shares shall be adjusted. The revised Awards shall be determined by multiplying the amount of Performance Units and the number of Performance Shares, as applicable, by the number of months the Participant worked at least one day during the respective Performance Period divided by the number of months in the Performance Period, to be paid, if at all, at the same time and under the same terms that such outstanding Performance Units or Performance Shares would otherwise be paid.

        8.9    Termination of Employment for Cause.    In the event of the Termination of Employment of a Participant by the Company for Cause, all Performance Units and Performance Shares shall be forfeited by the Participant to the Company.

        8.10    Non-transferability.    Performance Units and Performance Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.

ARTICLE IX

STOCK APPRECIATION RIGHTS

        9.1    Grant.    An Award of a Stock Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified purchase price which shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right. Each Stock Appreciation Right shall be subject to such terms as provided in the applicable Award Agreement. Except as otherwise provided in the applicable Award Agreement, upon exercise of a Stock Appreciation Right, payment to the Participant (or to his or her Successor) shall be made in the form of cash, Shares or a combination of cash and Shares (as determined by the Committee if not otherwise specified in the Award) as promptly as practicable after such exercise. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Stock) may be made in the event of the exercise of a Stock Appreciation Right. Participants holding Stock Appreciation Rights shall have no dividend rights with respect to Shares subject to such Stock Appreciation Rights.

        9.2    Exercisability.    Each Stock Appreciation Right shall vest and be exercisable in whole or in part on the terms provided in the Award Agreement. Unless otherwise provided in the Award Agreement, a Stock Appreciation Right shall not vest more rapidly than ratably over a period of three years from the grant date beginning on the first anniversary of the Stock Appreciation Right grant date. Notwithstanding the foregoing, the vesting of a Stock Appreciation Right may be accelerated upon the occurrence of certain events as provided in the Agreement. In no event shall any Stock Appreciation Right be exercisable at any time after its Term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. No Stock Appreciation Right may be exercised for a fraction of a Share. The provisions of Section 6.8 and 6.9 shall be applicable to SARs as if they were Options (but not Incentive Stock Options).

 ARTICLE X

BENEFICIARY DESIGNATION

        10.1    In the event of the death of a Participant, distributions or Awards under this Plan, other than Restricted Stock, shall pass in accordance with the Company's rules for employee beneficiary designations, as the same may be amended from time to time. A Participant's most recent beneficiary designation will also apply to distributions or awards under this Plan unless and until the Participant provides to the contrary in accordance with the procedures set forth in such rules.

ARTICLE XI

EMPLOYEE MATTERS

        11.1    No Contract of Employment.    Unless otherwise expressed in a separate writing signed by an authorized officer of the Company, all Employees are employed for an unspecified period of time and are considered to be "at-will employees." Nothing in this Plan shall confer upon any Participant the right to continue in the employ of the Company or any Subsidiary, nor shall it limit or restrict in any way the right of the Company or any Subsidiary to discharge the Participant at any time for any reason whatsoever, with or without cause.

        11.2    No Rights As A Stockholder.    Except as specifically set forth herein or in an applicable Award Agreement, a Participant shall have no rights as a stockholder with respect to any Award unless and until the Participant duly performs all obligations set forth herein that would result in the Participant becoming the owner of any Shares subject to such Award and certificates evidencing ownership of Shares are issued to the Participant. Thereafter, cash dividends, stock dividends, stock splits and other securities and rights to subscribe shall be paid or distributed with respect to Shares acquired pursuant to the Plan in the same manner as such items are paid or distributed to other stockholders of the Company. Adjustments to the number and kind of Shares in the event of certain transactions shall be made as described in Section 4.7.

        11.3    Participation.    No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

        11.4    Clawback Policy.    All Awards granted hereunder are subject to the Committee's policy relating to potential return or forfeiture of Awards granted hereunder in the event of a restatement of the Company's financial statements due to material noncompliance by the Company with financial reporting requirements under the securities laws.

ARTICLE XII

CHANGE IN CONTROL

        Unless the Committee provides otherwise prior to the grant of an Award, upon the occurrence of a Change in Control, the following shall apply to such Award:

  (a)
  Any and all Options and Stock Appreciation Rights granted hereunder to a Participant immediately shall become vested and exercisable upon the occurrence of a Change in Control, and shall remain exercisable for one (1) year following the date of such event, but in no event later than the expiration date of such Option as specified in the applicable Award Agreement;

  (b)
  Any restriction periods and all restrictions imposed on Restricted Stock and Restricted Stock Units shall lapse and they shall immediately become fully vested upon the occurrence of a Change in Control; provided, Restricted Stock Units shall be settled in accordance with the terms of the grant without regard to the Change in Control unless the Change in Control constitutes a "change in contract event" within the meaning of Section 409A of the Code and such Termination of Employment occurs within two years following such Change in Control, in which case the Restricted Stock Units shall be settled and paid out with such Termination of Employment.

  (c)
  Outstanding Performance Shares or Performance Units will vest automatically, with payment made or Shares issued based upon actual performance of the Company in the period prior to the Change in Control, but in no event less than the amount that would have been paid or issued if the target level of performance established by the Committee prior to the occurrence of the Change in Control had been achieved.

  (d)
  In the event of a Change in Control, an Award shall be treated, to the extent determined by the Committee to be appropriate and permitted under Section 409A of the Code, in accordance with one of the following methods as determined by the Committee in its sole discretion: (i) upon at least ten (10) days' advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per Share received or to be received by other stockholders of the Company in the event; or (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion.

ARTICLE XIII

AMENDMENT, MODIFICATION AND TERMINATION

        13.1    Amendment, Modification, and Termination.    The Board may at any time and from time to time, alter or amend the Plan or any Award in whole or in part or suspend or terminate the Plan in whole or in part.

        13.2    Awards Previously Granted.    No termination, amendment or modification of the Plan or any Award (other than Performance Shares or Performance Units) shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided, however, that any such modification made for the purpose of complying with Section 409A of the Code may be made by the Company without the consent of any Participant.

        13.3    Delay in Payment.    To the extent required in order to avoid the imposition of any interest and/or additional tax under Section 409A(a)(1)(B) of the Code, any amount that is considered deferred compensation under the Plan or Agreement and that is required to be postponed pursuant to Section 409A of the Code, following the a Participant's Termination of Employment shall be delayed for six months if a Participant is deemed to be a "specified employee" as defined in Section 409A(a)(2)(i)(B) of the Code; provided that, if the Participant dies during the postponement period prior to the payment of the postponed amount, the amounts withheld on account of Section 409A shall be paid to the executor or administrator of the decedent's estate within 60 days following the date of his death. A "Specified Employee" means any Participant who is a "key employee" (as defined in Code Section 416(i) without regard to paragraph (5) thereof), as determined by the Company in accordance with its uniform policy with respect to all arrangements subject to Code Section 409A, based upon the twelve (12) month period ending on each December 31st (such twelve (12) month period is referred to below as the "identification period"). All Participants who are determined to be key employees under Code Section 416(i) (without regard to paragraph (5) thereof) during the identification period shall be treated as Specified Employees for purposes of the Plan during the twelve (12) month period that begins on the first day of the 4th month following the close of such identification period.

 ARTICLE XIV

TAXES

        14.1    General Tax Withholding.    Unless otherwise provided by the Committee or this Plan, the Company shall deduct or withhold an amount sufficient to satisfy Federal, state, and local taxes (including but not limited to the Participant's employment tax obligations) required by law to be withheld with respect to any taxable event arising or as a result of cash paid under this Plan ("Withholding Taxes").

        14.2    Restricted Stock Withholding Taxes.

  (a)
  Employees.    The Company and its Subsidiaries shall, to the extent permitted by law, deduct from any payments of any kind otherwise due or to become due to an Employee granted a Restricted Stock Award any federal, state or local taxes of any kind required by law to be paid or withheld with respect to the vesting of a Restricted Stock Award, provided, that, if such arrangement is not possible or practicable, the Employee shall make direct payment of the applicable taxes to the Company. Notwithstanding the foregoing, an Employee may, by written notice to the Committee (which notice may be delivered to such members of management of the Company which the Committee may from time to time designate) and subject to such rules as the Committee may adopt, elect to satisfy, in whole or in part, any withholding tax obligation that may arise in connection with the Shares subject to the Restricted Stock Award by having the Company accept from the Employee delivery of Shares having a Fair Market Value equal to the amount of the withholding tax to be satisfied by such delivery.

  (b)
  Non-Employee Directors.    Unless a written election notice is delivered in accordance with the immediately following sentence, a Non-Employee Director shall make direct payment of all applicable taxes arising from the vesting of a Restricted Stock Award to the relevant taxing authorities. A Non-Employee Director may, by written notice to the Committee (which notice may be delivered to such members of management of the Company which the Committee may from time to time designate) and subject to such rules as the Committee may adopt, elect to satisfy, in whole or in part, any tax obligation that may arise in connection with the Shares subject to the Restricted Stock Award by having the Company buy from the Non-Employee Director Shares having a Fair Market Value equal to the amount of the tax to be satisfied by such delivery.

        14.3    Option Withholding Taxes.

  (a)
  Generally.    The Company or any Subsidiary may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company or any Subsidiary is required by law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option including, but not limited to, requiring the Participant to pay such tax at the time of exercise or the withholding of issuance of Shares to be issued upon the exercise of any Option until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or, at the Company's sole discretion, canceling any portion of such issuance of Shares in any amount sufficient to reimburse itself for the amount it is required to so withhold.

  (b)
  Satisfying Taxes by Withholding Optioned Shares.    Option Agreements under the Plan may, at the discretion of the Board or the Committee, contain a provision to the effect that all federal and state taxes required to be withheld or collected from a Participant upon exercise of an Option may be satisfied by the withholding of a sufficient number of exercised Shares that are subject to the Option which, valued at Fair Market Value on the date of exercise, would be equal to the total withholding obligation of the Participant for the exercise of such Option; provided, however, that if the Company is a public reporting corporation, no person who is an

    "officer" of the Company, as such term is defined in Rule 3b-2 under the Exchange Act, may elect to satisfy the withholding of federal and state taxes upon the exercise of an Option by the withholding of exercised Shares that are subject to the Option, unless such election is made either (i) at least six (6) months prior to the date that the exercise of the Option becomes a taxable event or (ii) during any of the periods beginning on the third business day following the date on which the Company issues a news release containing the operating results of a fiscal quarter or fiscal year and ending on the twelfth business day following such date. Such election shall be deemed made upon receipt of notice thereof by an officer of the Company, by mail, personal delivery, or by facsimile message, and shall (unless notice to the contrary is provided to the Company) be operative for all Option exercises which occur during the twelve-month period following the election.

ARTICLE XV

SUCCESSORS

        All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or other acquisition of all or substantially all of the business and/or assets of the Company.

ARTICLE XVI

LEGAL CONSTRUCTION

        16.1    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

        16.2    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        16.3    Requirements of Law.    The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, stockholders or national securities exchanges as may be required.

        16.4    Errors.    At any time, the Company may correct any error made under the Plan without prejudice to the Company. Such corrections may include, without limitation, changing or revoking an issuance of an Award made in error.

        16.5    Elections and Notices.    Notwithstanding anything to the contrary contained in this Plan, all elections and notices of every kind shall be made on forms prepared by the Company or the General Counsel, Secretary or Assistant Secretary, or their respective delegates, or shall be made in such other manner as permitted or required by the Company or the General Counsel, Secretary or Assistant Secretary, or their respective delegates, including but not limited to elections or notices through electronic means, over the Internet or otherwise. An election shall be deemed made when received by the Company (or its designated agent, but only in cases where the designated agent has been appointed for the purpose of receiving such election), which may waive any defects in form. The Company may limit the time an election may be made in advance of any deadline.

        Where any notice or filing is required or permitted to be given to the Company under the Plan, it shall be delivered to the principal office of the Company, directed to the attention of the Vice President—General Counsel of the Company or his or her successor. Such notice shall be deemed given on the date of delivery.

        Notice to the Participant shall be deemed given when mailed (or sent by telecopy or electronic mail) to the Participant's work or home address as shown on the records of the Company or, at the option of the Company, to the Participant's e-mail address as shown on the records of the Company.

        It is the Participant's responsibility to ensure that the Participant's addresses are kept up to date on the records of the Company. In the case of notices affecting multiple Participants, the notices may be given by general distribution at the Participants' work locations.

        16.6    Governing Law.    To the extent not preempted by Federal law, the Plan, and all Awards and agreements hereunder, and any and all disputes in connection therewith, shall be governed by and construed in accordance with the substantive laws of the State of Indiana, without regard to conflict or choice of law principles which might otherwise refer the construction, interpretation or enforceability of this Plan to the substantive law of another jurisdiction.

        16.7    409A Compliance.    Awards under the Plan may be structured to be exempt from or be subject to Section 409A of the Code. To the extent that Awards granted under the Plan are subject to Section 409A of the Code, the Plan will be construed and administered in a manner that enables the Plan and such Awards to comply with the provisions of Section 409A of the Code.

        16.8    Issuance of Shares and Compliance With Securities Laws.    No Shares shall be issued upon the exercise of any Award unless the issuance of such Shares is the subject of an effective registration statement under the federal Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, or unless, in the opinion of counsel to the Company, the issuance would be exempt from the registration requirements of the Securities Act and such state laws. A Participant has no right at any time to require the Company to register the Shares under federal or state securities laws. Any person purchasing Shares upon exercise of an Option issued pursuant to the Plan may be required to make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in light of the existence or nonexistence with respect to such Shares of an effective registration under the Securities Act, or any similar state statute, to issue the Shares in compliance with the provisions of those or any comparable acts.

        16.9    Securities Restrictions.    All certificates for Shares delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If the Committee determines that the issuance of Shares hereunder is not in compliance with, or subject to an exemption from, any applicable federal or state securities laws, such shares shall not be issued until such time as the Committee determines that the issuance is permissible. Shares delivered under the Plan may be delivered electronically pursuant to such arrangements as the Committee shall determine.

        16.10    Other Plans.    Notwithstanding the adoption of this Plan by the Board and approval of this Plan by the Company's stockholders as provided in Article I hereof, any other incentive compensation plans adopted by the Company, as amended from time to time (the "Other Plans") shall remain in effect, but grants of stock options and other awards pursuant to the Other Plans shall not be made after the effective date of this Plan. All grants and awards heretofore made under the Other Plans shall be governed by the terms of the applicable Other Plans.

Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE DATE, SIGN AND RETURN AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. o Please detach here o The Board of Directors Recommends a Vote FOR Items 1 through 9. Election of Directors: FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 1. Donald C. Campion 4. Michael L. Shor 2. Robert H. Getz 5. Larry O. Spencer 3. Dawne S. Hickton 6. William P. Wall 7. Ratification of Independent Registered Public Accounting Firm: To ratify the appointment of Deloitte & Touche, LLP as Haynes’ independent registered public accounting firm for the fiscal year ending September 30, 2020. 2020 Incentive Compensation Plan: To hold a vote on the Haynes International, Inc. 2020 Incentive Compensation Plan For Against Abstain 8. For Against Abstain 9. Advisory Vote on Executive Compensation: To hold an advisory vote on executive compensation. For Against Abstain 10. Other Matters: In their discretion, on such other matters as may properly come before the Annual Meeting. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1 THROUGH 9, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO PROPOSAL 10. Address Change? Mark Box Indicate changes below: Do you plan to personally attend the Annual Meeting of Stockholders? Yes Date Signature(s) in Box Please sign exactly as your name(s) appears on the Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

HAYNES INTERNATIONAL, INC. ANNUAL MEETING OF STOCKHOLDERS Tuesday, February 25, 2020 10:00 a.m. (EST) Conrad Indianapolis 50 W. Washington St. Indianapolis, Indiana 46204 Haynes International, Inc. 1020 West Park Avenue, P.O. Box 9013 Kokomo, Indiana 46904-9013 proxy This Proxy is solicited by the Board of Directors for use at the Annual Meeting on Tuesday, February 25, 2020, or any adjournment thereof. This Proxy, when properly executed, will be voted as directed, but, if not otherwise directed, this Proxy will be voted FOR the approval of Proposals 1 through 9. On any other matters that may properly come before the Annual Meeting, this Proxy will be voted in accordance with the best judgment of the proxies. By signing the Proxy, you revoke all prior proxies and appoint Michael L. Shor, Daniel W. Maudlin and Janice W. Gunst, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. Receipt of the Notice of Meeting of Stockholders of the Company, the Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019 is hereby acknowledged. This Proxy may be revoked by the undersigned at any time before it is exercised by (i) executing and delivering to the Company a later-dated Proxy, (ii) attending the Annual Meeting and voting in person, or (iii) giving written notice of revocation to the Secretary of the Company. See reverse for voting instructions.